UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Eaton Vance California Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund

(Name of Registrant as Specified in Its Charter)

-----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

[X] No fee required

[ ] Fee paid previously with preliminary materials

[ ] Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Eaton Vance California Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund

One Post Office Square

Boston, Massachusetts 02109

August 14, 2025

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders (the “Annual Meeting”) of your Fund(s), which will be held at the principal office of each Fund, One Post Office Square, Boston, Massachusetts 02109, on Tuesday, September 23, 2025 at 11:30 a.m. (Eastern Time).

At the Annual Meeting, you will be asked to consider the liquidation and termination of your Fund(s) (the “Liquidation”) pursuant to the Plan of Liquidation and Termination adopted by the Board of Trustees of each Fund (each, a “Board”) (“Proposal 1”) and the election of Trustees (“Proposal 2”).

Each Board considered a variety of factors in approving the Liquidation of its Fund recommended by Eaton Vance Management. These included, for each Fund, among other factors:

(i) the relatively small size of the Fund, including the inefficiencies, higher costs and disadvantageous economies of scale attendant with the operation and management of a fund with a small asset base;

(ii) the increasingly significant ownership of the Fund by a few large shareholders, including closed-end fund activist investors, the activities of an activist investor in the last two years, and the actual and potential costs and consequences to the Fund of such activities;

(iii) the opportunity for holders of the Fund’s common shares of beneficial interest (the “Common Shares”) to realize net asset value (less transaction costs associated with disposing of the Fund’s assets and certain other costs to be paid by the Fund) for their Common Shares through the Liquidation; and

(iv) that alternatives to the Liquidation are limited and may not be actionable in light of the Fund’s current shareholder base, would likely subject the Fund and its shareholders to a range of disadvantages, risks and complications, and are believed by the Board and Eaton Vance Management alike to yield a less desirable long-term outcome for Fund shareholders than liquidation at this time.

After careful deliberation and following discussion at a series of meetings of the Board and its committees, including consideration of potential alternatives to the Liquidation, the Board of each Fund unanimously determined to approve the Liquidation and recommended that shareholders vote “FOR” the Liquidation. It is important that you vote your shares promptly to ensure an orderly liquidation and termination of your Fund(s) under the Board’s continued oversight.

I hope that you will be able to attend the Annual Meeting. Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. I urge you to complete, sign and date the applicable enclosed proxy card(s) and return it in the enclosed postage-paid envelope as soon as possible to ensure that your shares are represented at the Annual Meeting.

Sincerely,

/s/ Kenneth A. Topping Kenneth A. Topping President Eaton Vance California Municipal Bond Fund Eaton Vance New York Municipal Bond Fund

YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend, you are requested to complete, date, sign and return the applicable enclosed proxy card(s) as soon as possible. You may withdraw your proxy if you attend the Annual Meeting and desire to vote at the Annual Meeting.

Eaton Vance California Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on Tuesday, September 23, 2025: The Notice of Annual Meeting of Shareholders, Proxy Statement, Proxy Card(s) and Shareholder Report are available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

The Annual Meeting of Shareholders of each of the above registered investment companies, each a Massachusetts business trust (each, a “Fund” and together, the “Funds”), will be held at the principal office of each Fund, One Post Office Square, Boston, Massachusetts 02109, on Tuesday, September 23, 2025 at 11:30 a.m. (Eastern Time) (the “Annual Meeting”), for the following purposes:

(1)	For each Fund, to approve the liquidation and termination of the Fund (the “Liquidation”) pursuant to the Plan of Liquidation and Termination (the “Plan”) adopted by the Board of Trustees (the “Board”) of the Fund (“Proposal 1”).
(2)	To elect Trustees of each Fund as outlined below (“Proposal 2,” and together with Proposal 1, the “Proposals”):
	a.	For each Fund, three Class II Trustees, Cynthia E. Frost, Nancy Wiser Stefani and Scott E. Wennerholm, to be elected by the shareholders of each Fund’s Common Shares.
(3)	To consider and act upon any other matters that may properly come before the Annual Meeting and any adjourned or postponed session thereof.

Although each Fund is holding a separate Annual Meeting, the meetings will be held concurrently. Each Board has fixed the close of business on July 14, 2025 as the record date for the determination of the shareholders of a Fund entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

By Order of the Boards of Trustees of the Funds

/s/ Nicholas S. Di Lorenzo

Nicholas S. Di Lorenzo

Secretary

August 14, 2025

Boston, Massachusetts

IMPORTANT

Shareholders can help avoid the necessity and additional expense to the Fund(s) of further solicitations by promptly returning the enclosed proxy card(s). The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.

HOW DO I VOTE?

Depending on how you hold your shares of a Fund, you may receive more than one proxy card. Please fill out and return each proxy card. You may vote the following ways:

•	By Mail: To vote by mail, please mark, sign, date and mail the enclosed proxy card(s) in the postage-paid envelope included herewith; or
•	By Telephone: Please call the toll-free number on the enclosed proxy card(s) and follow the recorded instructions. You may also call (800) 399-1581 (toll-free) to speak to a live representative at the Fund’s proxy solicitor, EQ Fund Solutions, LLC (“EQ”); or
•	By Internet: Please go to the website on the enclosed proxy card(s) and follow the instructions.
•	At the Annual Meeting: If you are a record holder of Fund shares, in order to vote at the Annual Meeting, you must bring valid picture identification, such as a driver’s license or passport, and proof of share ownership as of the record date.

If you hold Fund shares through an intermediary (such as a broker-dealer), in order to vote at the Annual Meeting, you must bring a copy of a legal proxy from your intermediary reflecting each applicable Fund’s name, the number of Fund shares you held as of the record date, as well as valid picture identification, such as a driver’s license or passport, and proof that the organization that holds your shares of such applicable Fund held such shares on the record date. A legal proxy is a written document that will authorize you to vote your shares at the Annual Meeting. Please contact your intermediary for instructions regarding obtaining a legal proxy. In order for your vote to be counted, you must submit both the copy of the legal proxy and your completed ballot to the inspector of election.

If you have any questions about the Proposals or how to vote, please call EQ at (800) 399-1581.

IMPORTANT INFORMATION ABOUT YOUR VOTE

•	Why is the Annual Meeting being held?

The common shares of beneficial interest, $0.01 par value per share (“Common Shares”), of each Fund are listed on the NYSE American LLC (“NYSE American”). The rules of the NYSE American require each Fund to hold an annual meeting of shareholders each fiscal year.

For each Fund, in addition to proposing the election of the Trustee nominees, each Board has approved a Liquidation proposal pursuant to the Plan, which is required to be approved by shareholders under the Fund’s Agreement and Declaration of Trust in order to be implemented. Please see below for information regarding why each Board recommends that shareholders of its Fund approve the Liquidation.

Although each Fund is holding a separate Annual Meeting, the meetings will be held concurrently.

•	What matters will be voted on at the Annual Meeting?

Shareholders of each Fund’s Common Shares are being asked to consider the Liquidation pursuant to the Plan. In addition, shareholders of each Fund’s Common Shares as of the record date are separately being asked to elect Cynthia E. Frost, Nancy Wiser Stefani and Scott E. Wennerholm as Class II Trustees. Each elected Trustee would hold office until the applicable Fund’s 2028 annual meeting. For each Fund, if the Liquidation is approved, the Trustees of each Fund (including the elected Trustees) would continue to serve as Board members until the Liquidation is completed. Each Board’s continued oversight of its Fund is important to the orderly wind up of the Fund’s operations.

•	How does each Board recommend that shareholders vote for its Fund?

Each Board unanimously recommends that shareholders vote “FOR” Proposals 1 and 2 for its Fund.

•	Why does each Board recommend that shareholders of its Fund approve the Liquidation?

In recommending the Liquidation for approval by each Fund’s shareholders, Fund management and each respective Board considered a variety of factors. These included, for each Fund, among other factors, the relatively small size of the Fund and the increasingly significant ownership of the Fund by a few large shareholders, including closed-end fund activist investors, the activities of an activist investor in the last two years, and the actual and potential costs and consequences to the Fund of such activities. In addition, a large portion of each Fund’s Common Shares are held by an activist investor that submitted several proposals for the Annual Meeting, including a proposal to terminate the Fund’s investment advisory agreement with Eaton Vance Management. This shareholder agreed to withdraw these proposals, based, in part, on each Fund’s Board’s decision to approve the Liquidation and present its shareholders with the opportunity to vote on the Liquidation, and agreed to vote in support of the Liquidation and the Trustee nominees. The withdrawal of these shareholder proposals is expected to reduce the legal and solicitation costs that each Fund otherwise would have borne in connection with a proxy contest and to reduce the risk of disruption to the Fund’s operations if the Fund’s investment advisory agreement were terminated. Fund management and each Board also considered that alternatives to the Liquidation, including pursuit of a merger with another fund, conversion to an open-end fund structure or exchange-traded fund or commencing a substantial tender offer, are less desirable than the Liquidation proposal at this time. In light of these factors, and after careful deliberation, each Board unanimously determined to approve the Liquidation and the Plan and recommended that shareholders of its Fund vote “FOR” the Liquidation.

If approved by each Fund’s shareholders, the Liquidation will allow shareholders of the Fund’s Common Shares to realize full net asset value (after the costs of the Liquidation) for their Common Shares.

•	Why are Fund shareholders being asked to vote for Trustees at the Annual Meeting?

Each Fund’s Agreement and Declaration of Trust provides that the Board shall be divided into three classes of Trustees. Each class of Trustees serves a three-year term. The terms are staggered such that the term of one class expires each year and a proposal to elect Trustees is included at each Fund’s annual meeting each year (or at a special meeting in lieu of an annual meeting). As discussed above, the Common Shares of each Fund are listed on NYSE American, which requires that the Fund hold an annual meeting. Thus, the Board and its Governance Committee considered the qualifications of the Class II Trustees and determined that the breadth and depth of the Class II Trustees’ experience are beneficial to Fund shareholders. Although each Fund would liquidate as soon as reasonably practicable if shareholders of the Fund approve Proposal 1, Board oversight is important during the Fund’s process of winding up its affairs.

•	What will happen if the Liquidation is not approved at the Annual Meeting?

If shareholders of a Fund do not approve the Liquidation, then that Fund will continue to exist and operate as a registered investment company in accordance with its stated investment objective and policies while the Board considers what, if any, additional steps to take in the best interests of the Fund and its shareholders, including the possibility of submitting another proposal to shareholders to liquidate and terminate the Fund, among other possible actions.

•	How could the Liquidation affect me?

For each Fund, if the Liquidation is approved, then the Fund will wind up its business, convert any remaining portfolio securities to cash and make one or more liquidating distributions to shareholders. In connection with the Liquidation, each Fund may deviate from its investment objective, policies and strategies (including its policy to invest at least 80% of its net assets in municipal obligations, the interest on which is exempt from federal income tax, and applicable state and/or city personal income taxes and that are rated A or better by the national rating agencies) to ensure an orderly liquidation and termination and may invest the proceeds from sales of its portfolio securities in cash or cash equivalent securities as soon as is reasonable and practicable depending on market conditions and consistent with the terms of the Plan. As a result, the Liquidation may adversely impact eligibility of each Fund’s distributions for favorable tax treatment, including treatment as “exempt-interest dividends” generally exempt from U.S. federal income tax.

As a result of the Liquidation, each Fund’s assets are expected to be distributed in one or more cash payments in complete cancellation of all of the outstanding Common Shares. The Liquidation will generally be a taxable event to shareholders that hold their Fund shares in a taxable account. Liquidating distributions will reduce a shareholder’s tax basis in their Fund shares until the shareholder’s basis is fully recovered. Any such shareholder that receives a liquidating distribution will generally realize capital gain or loss in an amount equal to the difference between the total amount of the liquidation distribution(s) received and the shareholder’s adjusted basis in the Fund shares. Shares that a shareholder held for more than one year will generally give rise to long-term capital gain or loss, and shares held for one year or less will generally give rise to short-term gain or loss. A shareholder will recognize any gain once all of their basis is recovered, but they will not recognize any loss until they receive the final liquidating distribution. Shareholders are urged to consult their tax advisor with regard to the specific tax consequences of the Liquidation. For a brief discussion of certain U.S. federal income tax considerations resulting from the Liquidation, see “General Income Tax Consequences” below.

•	Will each Fund pay for the expenses of the Liquidation?

Yes. The expenses of the Liquidation will be paid (or set aside by each Fund for payment) prior to each Fund’s payment of liquidating distributions to shareholders, including transaction costs associated with disposing of the Fund’s assets. Each Board considered the terms and conditions of the Plan, including that the Plan contemplates that the costs of the Liquidation (which consist largely of legal, printing and proxy solicitation expenses) will be paid by each Fund. The cost of the proxy solicitation for all matters that may be considered at the Annual Meeting, including the proposed Liquidation, is anticipated to be approximately $60,000, to be paid by the Funds pro rata based on the number of shareholder accounts. As of the date of this proxy statement, Eaton Vance Management expects Liquidation-related transaction costs and expenses to not exceed $15,000 for each Fund.

•	Will my vote make a difference?

Yes! Your vote can help ensure that the Proposals recommended by each Board can be implemented. We encourage all shareholders to participate in the governance of their Fund(s).

•	Who is asking for my vote?

The enclosed proxy card(s) are solicited by each Board for use at the Annual Meeting to be held on September 23, 2025, and, if the Annual Meeting is adjourned, postponed or delayed, at any later meeting(s), for the purposes stated in the Notice of Annual Meeting. The Funds have contracted with EQ to assist with solicitation of proxies.

•	What is the voting requirement for each Proposal?

The approval of Proposal 1 requires the affirmative vote of a majority of the outstanding shares entitled to vote, in person or by proxy, at the Annual Meeting at which a quorum is present in person or by proxy. Accordingly, abstentions have the effect of a negative vote on Proposal 1.

The election of a Trustee requires the affirmative vote of a plurality of votes cast by the shareholders, in person or by proxy, at the Annual Meeting at which a quorum is present in person or by proxy. The last proxy card submitted by a shareholder will be counted. For purposes of Proposal 2, a decision to withhold your vote (or a direction to your broker-dealer to do so) will be counted towards quorum, but will have no effect on the outcome of the Trustee election.

Each Fund will vote separately on each proposal; votes of multiple Funds will not be aggregated. No proposal is contingent upon the outcome of any other proposal.

•	How will my proxy card be voted for each Fund?

If you complete, sign and return the enclosed proxy card(s) at or prior to the Annual Meeting, your shares will be voted as you indicated for each applicable Fund. If you simply sign, date and return the enclosed proxy card(s), but do not specify a vote on the proposals listed thereon, your proxy will be voted “FOR” the Liquidation (Proposal 1) and “FOR” the election of the Trustee nominees (Proposal 2).

•	What other information should I know in deciding how to vote?

Please read the entire proxy statement because it contains important information about the Liquidation, the Trustee nominees, and other important information about the Funds, their management and their operations.

Each Board unanimously recommends that you vote “FOR” Proposals 1 and 2.

Eaton Vance California Municipal Bond Fund

Eaton Vance New York Municipal Bond Fund

One Post Office Square

Boston, Massachusetts 02109

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Eaton Vance California Municipal Bond Fund (“California Municipal Bond Fund”) and Eaton Vance New York Municipal Bond Fund (“New York Municipal Bond Fund”) (each, a “Fund” and together, the “Funds”). The proxies will be voted at the Annual Meeting of Shareholders of each Fund and at any adjournments or postponements thereof (the “Annual Meeting”). The Annual Meeting will be held on Tuesday, September 23, 2025 at 11:30 a.m. (Eastern Time) at the principal office of each Fund, One Post Office Square, Boston, Massachusetts 02109, as discussed further herein. The Annual Meeting will be held for the purposes set forth in the accompanying notice. This proxy statement and the enclosed proxy cards are first being sent or given to shareholders on or about August 14, 2025.

The Board of Trustees of each Fund (each, the “Board” or the “Board of Trustees”) has fixed the close of business on July 14, 2025 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. The number of common shares of beneficial interest, $0.01 par value per share (“Common Shares”), of each Fund outstanding on July 14, 2025, were as follows:

Fund	No. of Common Shares Outstanding on July 14, 2025
California Municipal Bond Fund	24,672,939
New York Municipal Bond Fund	17,961,289

Each Fund will vote separately on each proposal; votes of multiple Funds will not be aggregated. No proposal is contingent upon the outcome of any other proposal.

To the knowledge of the Funds, based on filings made on Schedules 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), as of July 14, 2025, one or more shareholders of a Fund owned 5% or more of the Fund's outstanding Common Shares. Information relating to such shareholders can be found on Exhibit A. To the knowledge of the Funds, as of July 14, 2025: (i) no other shareholder owned 5% or more of a Fund’s outstanding Common Shares; and (ii) the Trustees and executive officers of each Fund, individually and as a group, owned beneficially less than 1% of the outstanding Common Shares of each Fund.

Shareholders as of the close of business on the record date will be entitled to one vote for each share held. All properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named on the proxy card enclosed as proxies, or any of them, to vote in favor of the liquidation and termination discussed further below, as well as the election of each Trustee named on such proxy card. An executed proxy delivered to each Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund’s Secretary, by executing and delivering a later dated proxy, or by attending the Annual Meeting and voting the shares at the Annual Meeting. Merely attending the Annual Meeting will not revoke a previously executed proxy. If you hold your shares through an intermediary (such as a broker-dealer, bank, adviser or custodian), please consult with your intermediary regarding your ability to revoke voting instructions after they have been provided.

If you are a record holder of Fund shares and plan to attend the Annual Meeting, you must show a valid photo identification (such as a driver’s license) to gain admission to the Annual Meeting. Please call (800) 399-1581 for information on how to obtain directions to be able to attend and vote at the Annual Meeting.

If you hold Fund shares through an intermediary and plan to attend and vote at the Annual Meeting, you will be required to show a valid photo identification and your authority to vote your shares (referred to as a “legal proxy”) to gain admission to the Annual Meeting. As described above, you must contact your intermediary to obtain a legal proxy for your shares.

1	Proxy Statement dated August 14, 2025

PROPOSAL 1. LIQUIDATION AND TERMINATION OF EACH FUND

This summary is qualified in its entirety by reference to the additional information contained elsewhere in the proxy statement and the Plan, a form of which is attached to this proxy statement as Exhibit B.

At a Board meeting held on August 1, 2025, each Board unanimously approved a proposal by Eaton Vance Management to liquidate and terminate the Fund pursuant to the Plan, subject to the approval of the Liquidation by the Fund’s shareholders. Each Board recognizes that its Fund has delivered significant value to shareholders since its inception, but other facts and circumstances have led the Board and Eaton Vance Management to believe that, on balance, the Liquidation would be in the best interests of the Fund and its shareholders. Accordingly, each Board unanimously recommends that shareholders vote “FOR” Proposal 1.

If each Fund’s shareholders approve the Liquidation pursuant to the Plan, the Fund’s management, under the oversight of the Board, will wind up the Fund’s affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings under then-current market conditions. Each Fund will then set aside, in cash or cash equivalents, the amount of all known or reasonably ascertainable liabilities and obligations of the Fund and make one or more liquidating distributions of the remaining cash to shareholders. The amounts to be distributed to shareholders of each Fund upon Liquidation will be reduced by the ordinary expenses and liabilities of the Fund, as described in more detail below. If each Fund’s shareholders approve Proposal 1, the Fund will publicly announce important dates with respect to the Liquidation when they are determined.

Background

Each Fund commenced investment operations in 2002. Each Fund’s investment objective is to provide current income exempt from federal income tax. Each Fund’s assets have declined over the last few years, from $316 million in net assets as of September 30, 2020 to $230 million in net assets as of June 30, 2025 for California Municipal Bond Fund, and from $240 million in net assets as of September 30, 2020 to $173 million in net assets as of June 30, 2025 for New York Municipal Bond Fund.

Each Fund’s shareholder base has also changed significantly over the past few years. As of May 30, 2025, institutional shareholders with greater than 5% beneficial ownership positions (including activist investors and institutions that tend to support activist investors in most votes) owned approximately 32.21% of California Municipal Bond Fund and 35.49% of New York Municipal Bond Fund. Eaton Vance Management expects that continued and/or increasing ownership of the Funds by activist investors will have significant adverse consequences for the Funds, especially in light of recent activities of an activist investor in connection with the Annual Meeting. This activist investor submitted several proposals for the Annual Meeting, including a proposal to terminate the investment advisory agreement between each Fund and Eaton Vance Management. The activist investor agreed to withdraw these proposals, based, in part, on each Fund’s Board’s decision to approve the Liquidation and present its shareholders with the opportunity to vote on the Liquidation, and agreed to vote in support of the Liquidation and the Trustee nominees.

At a series of meetings of the Board and certain of its committees, which frequently included reports from and discussions with the Fund’s management, each Board considered the potential costs and other consequences to its Fund and the Fund’s shareholders of contesting proposals submitted by activist investors, or implementing them if approved by shareholders. Each Board has considered, and discussed with Eaton Vance Management, a variety of alternatives to the proposed Liquidation. These measures included, in addition to liquidation, merging the Fund with another fund within the Eaton Vance fund complex, converting the Fund to an open-end fund and commencing a tender offer. However, each Board concluded after careful deliberation to approve the Liquidation for the reasons summarized below under “Board Considerations in Approving the Proposed Plan.”

Each Board believes that its Fund has delivered significant value to shareholders since the Fund’s inception. However, having considered the Fund’s size, increasingly significant ownership of the Fund by institutional and activist investors (and the potential effects of such ownership), and the opportunity for shareholders to realize full net asset value for their Common Shares through the Liquidation, Fund management and the Board determined that, on balance, liquidation and termination would be in the best interests of the Fund and its shareholders and more prudent than pursuing any of the potential strategic alternatives. In light of this conclusion, and after careful deliberation, each Board approved, and recommends that Fund shareholders approve, the Liquidation.

If shareholders do not approve the Liquidation, each Fund will continue to exist as a registered investment company in accordance with its stated investment objective and policies while the Board considers what course of action is in the best interests of the Fund and its shareholders going forward.

2	Proxy Statement dated August 14, 2025

Board Considerations in Approving the Proposed Plan

Each Board recognizes that the Liquidation is an extraordinary action. In approving, and recommending that shareholders of its Fund approve, the Liquidation pursuant to the Plan, each Board considered, among other things (in no particular order):

•	Small Asset Size of Each Fund and Closed-End Fund Activist Investor Base. Eaton Vance Management discussed with each Board the declining assets of each Fund over the last several years and the inefficiencies, higher costs and disadvantageous economies of scale attendant with the operation and management of a fund with a small asset size. In addition, Each Fund’s relatively small size makes it vulnerable to shareholder activist activities, such as nominating trustees and the submission of non-binding and binding shareholder proposals. As noted above, a large portion of each Fund’s Common Shares are held by institutional shareholders (including activist investors and institutions that tend to support activist investors in many votes), and an activist investor submitted several proposals for the Annual Meeting, including a proposal to terminate the investment advisory agreement between each Fund and Eaton Vance Management. The activist investor agreed to withdraw these proposals, based, in part, on each Fund’s Board’s decision to approve the Liquidation and present its shareholders with the opportunity to vote on the Liquidation, and agreed to vote in support of the Liquidation and the Trustee nominees. Each Board believes that liquidating its Fund pursuant to the proposed Liquidation would help minimize further legal, solicitation and other costs that result from ongoing activist investor activities, and help avoid the disruption and costs associated with the potential termination of the Fund’s investment advisory agreement. Eaton Vance Management discussed with each Board that such activities were likely to ultimately result in a liquidation of its Fund, but potentially at much greater cost and disruption to its Fund and its shareholders than the Liquidation.
•	Alternative Measures. As noted above, each Board considered, and discussed with Eaton Vance Management, a variety of alternatives to the Liquidation for its Fund. These measures included merging the Fund with another fund within the Eaton Vance fund complex, converting the Fund to an open-end fund and commencing a substantial tender offer. However, Eaton Vance Management believed, and each Board, after careful consideration of Eaton Vance Management’s analysis and recommendation, agreed, that such measures likely would be less beneficial to shareholders of its Fund as compared to the Liquidation, in part because each of the alternative measures was likely to introduce a range of added costs, disadvantages, risks and complications relative to an orderly liquidation.
•	Realization of NAV. Eaton Vance Management discussed with each Board that, if approved by Fund shareholders, the Liquidation would allow shareholders to realize net asset value (less transaction costs associated with disposing of the Fund’s assets and certain other costs to be paid by the Fund) for their Common Shares.
•	Orderly Liquidation Process. If the Liquidation is approved, management of each Fund, under the oversight of the Board and the Fund’s officers, will take steps to sell the Fund’s portfolio securities, discharge (or arrange payment of) the Fund’s liabilities, and distribute to shareholders any liquidating distributions from the Fund’s remaining assets, as described further below. Each Board considered information from Eaton Vance Management regarding the liquidity profile of its Fund’s portfolio holdings, including the expected ability to convert such holdings to cash and cash equivalents to facilitate the Liquidation.
•	Tax Consequences. Each Board considered Eaton Vance Management’s representation that, if the Liquidation is approved, its Fund would intend to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for its final taxable year preceding and including the Liquidation. As a result, the Fund may need to distribute any undistributed net investment income and/or any undistributed net capital gains to shareholders in connection with the Liquidation. Based on current estimates, no capital gain distribution will be required in connection with the Liquidation. At the shareholder level, the tax consequences of the Liquidation will depend upon the difference between the proceeds a shareholder receives in the Liquidation and the shareholder’s adjusted tax basis in the Fund’s shares for U.S. federal income tax purposes. A distribution of Liquidation proceeds is expected to constitute a taxable event to shareholders who hold their Fund shares in a taxable account. Distributions of Liquidation proceeds to certain tax-exempt shareholders will generally not be taxable for U.S. federal income tax purposes, unless gain recognized by the shareholder from the Liquidation, if any, is treated as unrelated business taxable income by reason of the shares being treated as debt-financed property.
•	Terms and Conditions of the Plan. Each Board considered the terms and conditions of the Plan, including the anticipated costs of the Liquidation for its Fund.
3	Proxy Statement dated August 14, 2025

After consideration of the foregoing factors, among other information deemed relevant by the Board, each Board determined to approve the Liquidation and the Plan for its Fund and recommends that shareholders of its Fund approve the Liquidation pursuant to the Plan. A copy of the Plan is attached hereto as Exhibit B.

If the Liquidation is approved by shareholders of each Fund, Eaton Vance Management, under the oversight of each Board and the officers of its Fund, will proceed to wind up the Fund’s affairs as soon as reasonably practicable thereafter in a timeframe that allows for an orderly liquidation of portfolio holdings under then-current market conditions. In relation to the Annual Meeting, each Board believes its continued oversight of its Fund, with the election of the Trustee nominees, is important to the orderly wind up of the Fund’s operations.

Summary of Plan of Liquidation and Termination

The following summary of the Plan for each Fund does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan for each Fund, a form of which is attached hereto as Exhibit B. Shareholders of each Fund are urged to read the respective Plan in its entirety.

Effective Date of the Plan and Cessation of Each Fund’s Activities as an Investment Company. The Plan will become effective only upon the adoption and approval of the Plan by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Annual Meeting, and any adjournments or postponements thereof, at which a quorum is present (the “Effective Date”). On or after the Effective Date, each Fund may commence the sale of portfolio securities, cease to invest its assets in accordance with its investment objective and, as soon as reasonable and practicable after the Effective Date, complete the sale of the portfolio investments in order to convert its assets to cash or cash equivalents, provided, however, that after shareholder approval of the Plan and on a date determined by an officer of the Fund, the Fund will not engage in any business activities except for the purpose of paying, satisfying, and discharging any existing debts and obligations, collecting and distributing its assets, and doing all other acts required to liquidate and wind up its business and affairs, and will terminate in accordance with the Plan.

Closing of Books and Restriction on Transfer of Shares. The proportionate interests of shareholders in the assets of each Fund will be fixed on the basis of their holdings on the determined record date for the Liquidation (the “Liquidation Record Date”). On the Liquidation Record Date, the books of the Fund will be closed.

Liquidation Distributions. As soon as reasonably practicable after the Liquidation Record Date and following the payment or other provision for all liabilities and expenses of each Fund, the remaining assets of the Fund will be distributed, after determination of any dividend to be paid pursuant to the Plan, the common shareholders (each distribution, a “Liquidating Distribution”). Except as may be otherwise agreed to between each Fund and Eaton Vance Management, all expenses incurred by or allocable to the Fund in carrying out the Plan shall be borne by the Fund. The cost of the proxy solicitation for all matters that may be considered at the Annual Meeting, including the proposed Liquidation, is anticipated to be approximately $60,000, to be paid by the Funds pro rata based on the number of shareholder accounts. As of the date of this proxy statement, Eaton Vance Management expects Liquidation-related transaction costs and expenses to not exceed $15,000 for each Fund.

Amendments to the Plan. The Plan provides that the officers of each Fund may amend the Plan as they, with the advice of counsel, may deem necessary or appropriate to effect the termination and liquidation of the Fund. The terms of the Plan with respect to Liquidating Distributions, however, may be amended only by the Board.

General Income Tax Consequences

The following is a summary of certain U.S. federal income tax considerations generally relevant to each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations.

This general discussion of certain U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this proxy statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

If the shareholders of each Fund approve the Liquidation pursuant to the Plan, the Fund will sell its assets and distribute the proceeds and any income to shareholders. Each Fund may be subject to income tax on its taxable income such as interest income, gain from the sale of its assets in an amount equal to the difference between the sale price and the Fund’s adjusted basis in such assets, or other income until the Liquidation is completed. However, subject to certain requirements, the Fund may be able to deduct a portion of distributions it makes to shareholders in connection with the Liquidation, and may thereby reduce all or a portion of any such tax.

4	Proxy Statement dated August 14, 2025

A shareholder who receives a Liquidating Distribution will be treated as having received the distribution in exchange for the shareholder’s shares in each Fund and will recognize gain or loss based on the difference between the fair market value of the distribution received and the shareholder’s basis in the Fund shares. Liquidating Distributions will reduce a shareholder’s tax basis in a Fund until the shareholder’s basis is fully recovered. If a shareholder holds shares as capital assets, the gain or loss will be characterized as a capital gain or loss. If the shares have been held for more than one year, any such gain generally will be treated as long-term capital gain, taxable to individual shareholders at long-term capital gain rates, and any such loss will be treated as long-term capital loss. Capital gain or loss on shares held for one year or less generally will be treated as short-term capital gain or loss. A shareholder will recognize any gain once all of the shareholder’s basis is recovered, but the shareholder will not recognize any loss until it receives the final Liquidating Distribution. U.S. individuals and certain estates and trusts are subject to an additional 3.8% Medicare contribution tax on their net investment income to the extent their income exceeds certain threshold amounts. Capital gains realized in a Liquidating Distribution are included in net investment income for purposes of the additional Medicare contribution tax.

A Liquidating Distribution to a shareholder may be subject to backup withholding. Generally, shareholders subject to backup withholding will be those for whom no taxpayer identification number is on file with the applicable withholding agent; those who, to such withholding agent’s knowledge, have furnished an incorrect number; those who underreport their dividend or interest income; and those who fail to certify to the Fund that they are not subject to such withholding. Certain shareholders specified in the Code may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer’s U.S. federal income tax liability. The Fund is required to report certain information to the Internal Revenue Service and to each U.S. shareholder, including the value of any payment or property received by each shareholder in a Liquidating Distribution.

Additional Considerations with Respect to the Proposed Liquidation

In addition to the other information contained in this proxy statement, you should consider the following factors in determining whether to vote in favor of the Liquidation pursuant to the Plan for your Fund(s). Each Fund is not able to estimate net proceeds to be received by the shareholders. The actual amounts to be distributed to each Fund’s shareholders upon the Liquidation is subject to significant uncertainties and not possible to predict at this time. The amount available for distribution to shareholders will be based, in part, on the value of the Fund’s assets at the time of liquidation and then-current market conditions; the amount of the Fund’s actual costs, expenses, and liabilities to be paid in the future; the potential market impact of liquidation of portfolio securities (including the liquidation of potentially large blocks of portfolio securities) under current and developing market conditions; general business and economic conditions; and the time required to liquidate the Fund’s assets, all of which cannot be predicted with any certainty at this time.

Notwithstanding the approval of Proposal 1 at the Annual Meeting, any claims pending against the Fund and/or the Board must be satisfactorily resolved prior to the distribution of the Fund’s assets. While each Board is not currently aware of any such claim, it is possible that such a claim could arise with respect to its Fund and that costs would be incurred to resolve it. If any such claim should arise, the applicable Fund will not liquidate until such claim is satisfactorily resolved in the sole discretion of the Board. Each Fund is unable to predict with certainty when it will complete the sale of its assets or when it will distribute the Liquidation proceeds to shareholders. During the Liquidation, each Fund may deviate from its investment objective and strategies to ensure an orderly liquidation and termination, and may invest the proceeds from sales of its portfolio securities in cash or cash equivalent securities as soon as is reasonable and practicable depending on market conditions and consistent with the terms of the Plan. Further, the market value of each Fund’s portfolio securities may decline during the Liquidation, resulting in a reduction in the amounts available for Liquidating Distributions, and the length of the Liquidation cannot be predicted at this time as described above.

The liquidity and market price of each Fund’s Common Shares could decrease. As each Fund sells its assets and distributes proceeds of the Liquidation to shareholders, the market capitalization and “float” of the Fund’s Common Shares may diminish. Market interest in each Fund’s Common Shares may also diminish. This could reduce the market demand for, and liquidity and price of, each Fund’s Common Shares, which may adversely affect the market price of the Fund’s Common Shares. When, as part of the Plan, each Fund no longer is traded on the NYSE American, the market demand for, and liquidity and price of, the Common Shares would further decrease.

EACH FUND’S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE

FOR PROPOSAL 1 TO LIQUIDATE AND TERMINATE THE FUND PURSUANT TO THE PLAN.

5	Proxy Statement dated August 14, 2025

PROPOSAL 2. ELECTION OF TRUSTEES

Each Fund’s Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of the entire Board and that such number shall be at least two and no greater than fifteen. Each Board has fixed the number of Trustees at nine. Under the terms of each Fund’s Agreement and Declaration of Trust, each Board is divided into three classes, each class having a term of three years to expire on the date of the third Annual Meeting following its election.

Proxies will be voted for the election of the following nominees:
a.	For each Fund, three Class II Trustees, Cynthia E. Frost, Nancy Wiser Stefani and Scott E. Wennerholm, to be elected by the shareholders of each Fund’s Common Shares.

Each Board unanimously recommends that shareholders vote “FOR” the election of the Trustee nominees of its Fund.

Each nominee is currently serving as a Trustee of his or her respective Fund and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason (which is not now expected) when the election occurs, the accompanying proxy will be voted for such other person or persons as the Board of Trustees may recommend. Election of Trustees is non-cumulative.

Each nominee shall be elected by the affirmative vote of a plurality of the shares of the Fund entitled to vote. Proxies cannot be voted for a greater number of persons than the number of nominees named. No nominee is a party adverse to his or her respective Fund or any of its affiliates in any material pending legal proceeding, nor does any nominee have an interest materially adverse to such Fund.

The following table presents certain information regarding the current Trustees of each Fund, including the principal occupations of each such person for at least the last five years. References below to “EVM” are to California Municipal Bond Fund and “ENX” are to New York Municipal Bond Fund. Information in the table below about a Trustee’s position with a Fund, the period as a Trustee and the current term of each Trustee are for all Funds unless otherwise noted.

Name and Year of Birth	Fund Position(s)	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years
Noninterested Trustees
ALAN C. BOWSER 1962	Trustee	2023	EVM and ENX: Class III Trustee until 2026.	Private investor. Formerly, Co-Head of the Americas Region, Chief Diversity Officer, Partner and Member of the Operating Committee at Bridgewater Associates, an asset management firm (2011-2023). Formerly, Managing Director and Head of Investment Services at UBS Wealth Management Americas (2007-2010). Formerly, Managing Director and Head of Client Solutions, Citibank Private Bank (1999-2007).	Independent Director of Stout Risius Ross (a middle market professional services advisory firm) (since 2021).
CYNTHIA E. FROST 1961	Trustee	2014	EVM and ENX: Class II Trustee until 2025.	Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).	None
6	Proxy Statement dated August 14, 2025

Name and Year of Birth	Fund Position(s)	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years
GEORGE J. GORMAN 1952	Trustee	2014	EVM and ENX: Class III Trustee until 2026.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).	None
VALERIE A. MOSLEY 1960	Trustee	2014	EVM and ENX: Class I Trustee until 2027.	Private investor. Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUp, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).	Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020), Groupon, Inc. (e-commerce provider) (2020-2022), and Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (2018-2024).
KEITH QUINTON 1958	Trustee	2018	EVM and ENX: Class I Trustee until 2027.	Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).	Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.
MARCUS L. SMITH 1966	Trustee	2018	EVM and ENX: Class III Trustee until 2026.	Private investor and independent corporate director. Formerly, Chief Investment Officer, Canada (2012-2017), Chief Investment Officer, Asia (2010-2012), Director of Asian Research (2004-2010) and portfolio manager (2001-2017) at MFS Investment Management (investment management firm).	Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017).
NANCY WISER STEFANI 1967	Trustee	2022	EVM and ENX: Class II Trustee until 2025.	Private investor. Formerly, Executive Vice President, Global Head of Operations, Wells Fargo Asset Management (2011-2021) and Treasurer of Wells Fargo open-end and closed-end funds (2012-2021); Former Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management (2008-2011), and GMN Capital Management (2006-2007).	None
7	Proxy Statement dated August 14, 2025

Name and Year of Birth	Fund Position(s)	Trustee Since(1)	Current Term Expiring	Principal Occupation(s) During Past Five Years and Other Relevant Experience	Other Directorships Held During Last Five Years
SUSAN J. SUTHERLAND 1957	Trustee	2025 (Acting Chairperson) and 2015 (Trustee)	EVM and ENX: Class III Trustee until 2026.	Private investor. Director of Ascot Underwriting Limited (since 2023), a UK based subsidiary of Ascot Group Limited (insurance and reinsurance). Formerly, Director of Ascot Group Limited (2017-2025), Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).	Formerly, Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (2021-2023).
SCOTT E. WENNERHOLM 1959	Trustee	2016	EVM and ENX: Class II Trustee until 2025.	Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).	None
(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.

Each current Trustee listed above is a Trustee that is not an “interested person” of a Fund, as that term is used in the Investment Company Act of 1940, as amended (the “1940 Act”) (each, a “noninterested Trustee”), and served as a trustee of 123 funds within the Eaton Vance fund complex as of July 14, 2025 (including both funds and portfolios in a hub and spoke structure). The address of each Trustee is One Post Office Square, Boston, Massachusetts 02109.

Each Trustee holds office until the Annual Meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal. Under the terms of each Fund’s current Trustee retirement policy, a noninterested Trustee must retire and resign as a Trustee on the earlier of: (i) the first day of July following his or her 76th birthday; or (ii), with limited exception, December 31st of the 20th year in which he or she has served as a Trustee. However, if such retirement and resignation would cause a Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the Securities and Exchange Commission (“SEC”), then such retirement and resignation will not become effective until such time as action has been taken for a Fund to be in compliance with Section 16 of the 1940 Act and any other regulations or guidance of the SEC.

The Board expresses its heartfelt appreciation, admiration and respect for the former Chairperson of the Boards, Mark R. Fetting, who passed away unexpectedly on August 9, 2025. As noted in the table above, Ms. Sutherland is serving as the acting Chairperson of the Boards.

8	Proxy Statement dated August 14, 2025

Share Ownership by Trustee

As of July 14, 2025, no Trustee beneficially owned a Fund’s equity securities. The following table shows, as of July 14, 2025, the dollar range of equity securities beneficially owned by each Trustee in all registered investment companies advised or administered by Eaton Vance (the “Eaton Vance family of funds”) overseen by the Trustee, which may include shares, if any, deemed to be beneficially owned by a noninterested Trustee through a deferred compensation plan.

Name of Trustee	Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds
Noninterested Trustees
Alan C. Bowser	Over $100,000
Cynthia E. Frost	Over $100,000
George J. Gorman	Over $100,000
Valerie A. Mosley	Over $100,000
Keith Quinton	Over $100,000
Marcus L. Smith	Over $100,000
Nancy Wiser Stefani	Over $100,000
Susan J. Sutherland	Over $100,000
Scott E. Wennerholm	Over $100,000

Board Meetings and Committees

Each Board has general oversight responsibility with respect to the business and affairs of each Fund. Each Board has engaged an investment adviser (the “adviser”) to manage each Fund. The Funds’ investment adviser also serves as administrator of each Fund. Each Board is responsible for overseeing such adviser and administrator and other service providers to the Fund. Each Board is currently composed of nine noninterested Trustees. In addition to six regularly scheduled meetings per year, each Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. As discussed below, each Board has established six committees, including a Closed-End Fund Committee, to assist the Board in performing its oversight responsibilities.

A noninterested Trustee serves in the role of acting Chairperson for each Board. The Chairperson’s primary role is to participate in the preparation of the agenda for meetings of each Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson also presides at all meetings of each Board and acts as a liaison with service providers, officers, attorneys, and other Board members generally between meetings. The Chairperson may perform such other functions as may be requested by each Board from time to time. In addition, each Board may appoint a noninterested Trustee to serve in the role of Vice-Chairperson. The Vice-Chairperson has the power and authority to perform any or all of the duties and responsibilities of the Chairperson in the absence of the Chairperson and/or as requested by the Chairperson. Except for any duties specified herein or pursuant to each Fund’s Agreement and Declaration of Trust or Amended and Restated By-Laws (the “By-Laws”), the designation of Chairperson or Vice-Chairperson does not impose on such noninterested Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of each Board, generally.

Each Fund is subject to a number of risks, including, among others, investment, compliance, operational, and valuation risks. Risk oversight is part of each Board’s general oversight of each Fund and is addressed as part of various activities of the Board and its Committees. As part of its oversight of each Fund, each Board directly, or through a Committee, relies on and reviews reports from, among others, Fund management, the adviser/administrator, the principal underwriter, the Chief Compliance Officer (the “CCO”), and other Fund service providers responsible for day-to-day oversight of Fund investments, operations and compliance to assist the Board in identifying and understanding the nature and extent of risks and determining whether, and to what extent, such risks can or should be mitigated. Each Board also interacts with the CCO and with senior personnel of the adviser/administrator, the principal underwriter and other Fund service providers and provides input on risk management issues during meetings of the Board and its Committees. Each of the adviser/administrator, the principal underwriter and the other Fund service providers has its own independent interest and responsibilities in risk management, and its policies and methods for carrying out risk management functions will depend, in part, on its individual priorities, resources and controls. It is not possible to identify all of the risks that may affect a Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals.

9	Proxy Statement dated August 14, 2025

Each Board, with the assistance of management and with input from the Board’s various committees, reviews investment policies and risks in connection with its review of Fund performance. Each Board has appointed a Fund CCO who oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers. In addition, as part of each Board’s periodic review of the advisory, subadvisory (if applicable), distribution and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, each Board approves and periodically reviews valuation policies and procedures applicable to valuing each Fund’s shares. Each Fund’s administrator and adviser are responsible for the implementation and day-to-day administration of these valuation policies and procedures and provide reports to the Audit Committee of the Board and the Board regarding these and related matters. In addition, the Audit Committee of each Board or the Board receives reports periodically from the independent public accounting firm for each Fund regarding tests performed by such firm on the valuation of all securities, as well as with respect to other risks associated with registered investment companies. Reports received from service providers, legal counsel and the independent public accounting firm assist each Board in performing its oversight function.

Each Fund’s By-Laws set forth specific qualifications to serve as a Trustee. The Charter of each Governance Committee also sets forth certain factors that the Committee may take into account in considering noninterested Trustee candidates. In general, no one factor is decisive in the selection of an individual to join each Board. Among the factors each Board considers when concluding that an individual should serve on the Board are the following: (i) knowledge in matters relating to the registered fund industry; (ii) experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and professional integrity; (v) specific financial, technical or other expertise possessed by the individual or other experience or background of the individual, and the extent to which such expertise, experience or background would complement the Board members’ existing mix of skills, core competencies and qualifications and diversity of experiences and background; (vi) perceived ability to contribute to the ongoing functions of the Board, including the ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the ability to qualify as a noninterested Trustee for purposes of the 1940 Act and any other actual or potential conflicts of interest involving the individual and a Fund; and (viii) such other factors as the Board determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.

Among the attributes or skills common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other members of the Board, management, other service providers, counsel and independent registered public accounting firms, and to exercise effective and independent business judgment in the performance of their duties as members of the Board. Each Board member’s ability to perform his or her duties effectively has been attained through the Board member’s business, consulting, public service and/or academic positions and through experience from service as a member of the Boards of the Eaton Vance family of funds (“Eaton Vance Fund Boards”) (and/or in other capacities, including for any predecessor funds), public companies, or non-profit entities or other organizations as set forth below. Each Board member’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

In respect of each current member of the Board, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of registered investment companies, were a significant factor in the determination that the individual should serve as a member of the Board. The following is a summary of each Board member’s particular professional experience and additional considerations that contributed to the Board’s conclusion that he or she should serve as a member of the Board:

Alan C. Bowser. Mr. Bowser has served as a Board member of the Eaton Vance open-end funds since 2022 and of the Eaton Vance closed-end funds since 2023. Mr. Bowser has over 25 years of experience in the financial services industry, most of which has been dedicated to leading investment advisory teams serving institutions, family offices, and ultra-high net worth individuals in the U.S. and Latin America. From 2011-2023, Mr. Bowser served in several capacities at Bridgewater Associates, an asset management firm, including most recently serving as Chief Diversity Officer and Co-Head of the Americas Region in addition to being a Partner and a member of the Operating Committee. Prior to joining Bridgewater Associates, he was Managing Director and Head of Investment Services at UBS Wealth Management Americas from 2007 to 2010 and, before that, Managing Director and Head of Client Solutions for the Latin America Division at the Citibank Private Bank from 1999 to 2007. Mr. Bowser has been an Independent Director of Stout Risius Ross since 2021, a founding Board Member and current Board Chair of the Black Hedge Fund Professionals Network and has served on the Boards of the Robert Toigo Foundation, the New York Urban League, the University of Pennsylvania, and as Vice Chairman of the Greater Miami Chamber of Commerce Task Force on Ethics. In 2020, he was recognized as one of the top 100 “EMPower Ethnic Minority Executive Role Models” and in 2022 he was recognized by Business Insider magazine as one of 14 “Diversity Trailblazers” making corporate America more inclusive. Mr. Bowser received a Bachelor of Science degree in Economics, summa cum laude, from The Wharton School, University of Pennsylvania, and a Master of Philosophy in Politics from Oxford University.

10	Proxy Statement dated August 14, 2025

Cynthia E. Frost. Ms. Frost has served as a member of the Eaton Vance Fund Boards since 2014. From 2000 through 2012, Ms. Frost was the Chief Investment Officer of Brown University, where she oversaw the evaluation, selection and monitoring of the third party investment managers who managed the university’s endowment. From 1995 through 2000, Ms. Frost was a Portfolio Strategist for Duke Management Company, which oversaw Duke University’s endowment. Ms. Frost also served in various investment and consulting roles at Cambridge Associates from 1989-1995, Bain and Company from 1987-1989 and BA Investment Management Company from 1983-1985. She serves as a member of the investment committee of The MCNC Endowment. Ms. Frost earned a Bachelor of Arts degree, with honors, in Economics from Stanford University and a Master of Business Administration degree, Edward Tuck Scholar, from Amos Tuck School, Dartmouth College. Ms. Frost was a CFA® charterholder during her professional investment career.

George J. Gorman. Mr. Gorman has served as a member of the Eaton Vance Fund Boards since 2014 and is the Chairperson of the Contract Review Committee. From 1974 through 2009, Mr. Gorman served in various capacities at Ernst & Young LLP, including as a Senior Partner in the Asset Management Group (from 1988) specializing in managing engagement teams responsible for auditing mutual funds registered with the SEC, hedge funds and private equity funds. Mr. Gorman also has experience serving as an independent trustee of other mutual fund complexes, including the Bank of America Money Market Funds Series Trust from 2011-2014 and the Ashmore Funds from 2010-2014. Mr. Gorman received a Bachelor of Science degree, cum laude, in Business and Administration from Duquesne University and a Master of Business Administration degree from Amos Tuck School, Dartmouth College. He is a CPA in New York and Massachusetts.

Valerie A. Mosley.  Ms. Mosley has served as a member of the Eaton Vance Fund Boards since 2014. In 2020 she founded Upward Wealth, Inc., doing business as BrightUp, a fintech platform focused on helping everyday workers grow their net worth and reinforce their self-worth.  From 1992 through 2012, Ms. Mosley served in several capacities at Wellington Management Company, LLP, an investment management firm, including as a Partner, Senior Vice President, Portfolio Manager and Investment Strategist.  Ms. Mosley also served as Chief Investment Officer at PG Corbin Asset Management from 1990-1992 and worked in institutional corporate bond sales at Kidder Peabody from 1986-1990. She is a Director of DraftKings, Inc., a digital sports entertainment and gaming company. In addition, she is also a board member of Caribou Financial, Inc., an auto loan refinancing company. Ms. Mosley previously served as a Director of Dynex Capital, Inc., a mortgage REIT, from 2013-2020, a Director of Progress Investment Management Company, a manager of emerging managers, until 2020, a Director of Groupon, Inc., an e-commerce platform from 2020-2022, and a Director of Envestnet, Inc., a provider of intelligent systems for wealth management and financial wellness, from 2018-2024. She serves as a trustee or board member of several major non-profit organizations and endowments. Ms. Mosley earned a Bachelor of Arts degree in History from Duke University and a Master of Business Administration degree from The Wharton School, University of Pennsylvania. Ms. Mosley was a CFA® charterholder during her professional investment career.

Keith Quinton. Mr. Quinton has served as a member of the Eaton Vance Fund Boards since 2018 and is the Chairperson of the Closed-End Fund Committee. He had over thirty years of experience in the investment industry before retiring from Fidelity Investments, where he served as a portfolio manager and senior quantitative analyst from 2001 through 2014. Prior to joining Fidelity, Mr. Quinton was a vice president and quantitative analyst at MFS Investment Management from 2000-2001. From 1997 through 2000, he was a senior quantitative analyst at Santander Global Advisors and, from 1995 through 1997, Mr. Quinton was senior vice president in the quantitative equity research department at Putnam Investments. Prior to joining Putnam Investments, Mr. Quinton served in various investment roles at Eberstadt Fleming, Falconwood Securities Corporation and Drexel Burnham Lambert, where he began his career in the investment industry as a senior quantitative analyst in 1983. Mr. Quinton served as an Independent Investment Committee Member of the New Hampshire Retirement System, a five member committee that manages investments based on the investment policy and asset allocation approved by the board of trustees (2017-2021), and as a Director (2016-2021) and Chairman (2019-2021) of the New Hampshire Municipal Bond Bank. Mr. Quinton earned an Artium Baccalaurei degree in Russian from Dartmouth College and a Master of Business Administration degree from Amos Tuck School, Dartmouth College. Mr. Quinton was a CFA® charterholder during his professional investment career.

Marcus L. Smith. Mr. Smith has served as a member of the Eaton Vance Fund Boards since 2018 and is the Chairperson of the Portfolio Management Committee. He was elected to the Governing Council of the Independent Directors Council (IDC), where he serves on the Education and Engagement Committee. Mr. Smith has been an Independent Director at First Industrial Realty Trust, Inc. (NYSE: FR), a fully integrated REIT specializing in industrial real estate, since 2021, where he serves on the Audit, Investment, and Nominating & Governance Committees. Since 2017, he has served on the Board of Directors of MSCI Inc.(NYSE: MSCI), a leading global provider of investment decision support tools, where he chairs the Audit Committee and is a member of the Strategy & Finance Committee. Mr. Smith was previously a Director of DCT Industrial Trust Inc. (NYSE: DCT) from 2017 until its acquisition by Prologis in 2018, serving on the Audit and Nominating & Corporate Governance Committees. He spent over two decades at MFS Investment Management, where he led the $23 billion International Equity portfolio and held senior roles including Chief Investment Officer for Canada and Asia. Earlier in his career, Mr. Smith was a senior consultant at Andersen Consulting (now Accenture) and served as a U.S. Army Reserve Officer. His nonprofit engagements include current board roles with Facing History and Ourselves, the Core Knowledge Foundation, and the Harvard Medical School Advisory Council on Education. He previously served as a trustee of the University of Mount Union (2008-2020) and on the Boston advisory board of the Posse Foundation (2015-2021). Mr. Smith earned a Bachelor of Science degree in Computer Science, cum laude, from the University of Mount Union and a Master of Business Administration degree from The Wharton School, University of Pennsylvania.

11	Proxy Statement dated August 14, 2025

Nancy Wiser Stefani. Ms. Stefani has served as a member of the Eaton Vance Fund Boards since 2022 and is the Chairperson of the Compliance Reports and Regulatory Matters Committee. Prior to its acquisition in 2024, she also served as a corporate Director for Rimes Technologies, a data management company based in London (2022-2024). Ms. Stefani has over 35 years of experience in the investment management and financial services industry. From 2011-2021, Ms. Stefani served as an Executive Vice President, Global Head of Operations, at Wells Fargo Asset Management, where she oversaw operations and governance matters. In the role of governance, Ms. Stefani served as chairman of the board for the Wells Fargo Asset Management United Kingdom and Luxembourg legal entities as well as the Luxembourg funds. Additionally, Ms. Stefani served as Treasurer for the Wells Fargo open-end and closed-end funds from 2012-2021. Prior to joining Wells Fargo Asset Management, Ms. Stefani served as Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management, from 2008-2011, and GMN Capital Management, from 2006-2007, where she oversaw all non-investment activities. She currently serves on the University of Minnesota Foundation Board of Trustees (since 2022) and previously served on several other non-profit boards including her alma mater Providence College Business Advisory board, Boston Scores and the National Black MBA Advisory board. Ms. Stefani earned a Bachelor of Science degree in Business Administration from Providence College.

Susan J. Sutherland. Ms. Sutherland has served as a member of the Eaton Vance Fund Boards since 2015 and is the Chairperson of the Governance Committee and the acting Chairperson of the Board. Since 2023, she has also served as a Director of Ascot Underwriting Limited, a UK based subsidiary of Ascot Group Limited, and is formerly a Director of Ascot Group Limited from 2017-2025. Ascot Group Limited, through its related businesses including Syndicate 1414 at Lloyd’s of London, is a leading global underwriter of specialty property and casualty insurance and reinsurance. In addition, Ms. Sutherland was a Director of Kairos Acquisition Corp. from 2021 until its dissolution in 2023, which had concentrated on acquisition and business combination efforts within the insurance and insurance technology (also known as “InsurTech”) sectors. Ms. Sutherland was also a Director of Montpelier Re Holdings Ltd., a global provider of customized reinsurance and insurance products, from 2013 until its sale in 2015 and of Hagerty Holding Corp., a leading provider of specialized automobile and marine insurance from 2015-2018. From 1982 through 2013, Ms. Sutherland was an associate, counsel and then a partner in the Financial Institutions Group of the global law firm Skadden, Arps, Slate, Meagher & Flom LLP, where she primarily represented U.S. and international insurance and reinsurance companies, investment banks and private equity firms in insurance-related corporate transactions. In addition, Ms. Sutherland has also served as a board member of prominent non-profit organizations. Ms. Sutherland earned a Bachelor of Arts degree in political science, with highest honors, from Denison University and a Juris Doctor degree from New York University School of Law, where she was a Root-Tilden Scholar.

Scott E. Wennerholm. Mr. Wennerholm has served as a member of the Eaton Vance Fund Boards since 2016 and is the Chairperson of the Audit Committee. He has over 30 years of experience in the financial services industry in various leadership and executive roles. Mr. Wennerholm served as Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management from 2005-2011. He also served as Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management from 1997-2004 and was a Vice President at Fidelity Investments Institutional Services from 1994-1997. In addition, Mr. Wennerholm served as a Trustee at Wheelock College, a postsecondary institution from 2012-2018. Mr. Wennerholm earned Bachelor of Arts degrees in Business Administration and in Philosophy from Furman University and a Master of Business Administration degree from Boston University. He has held FINRA licenses in Series 7, 24, 27, and 63.

During the fiscal year ended September 30, 2024, the Trustees of each Fund met eight times. Each Board of Trustees has several standing Committees, including the Audit Committee, the Contract Review Committee, the Governance Committee, the Portfolio Management Committee, the Compliance Reports and Regulatory Matters Committee and the Closed-End Fund Committee (formerly known as the Ad Hoc Committee for Closed-End Fund Matters). The Audit Committee met ten times, the Contract Review Committee met five times, the Governance Committee met four times, the Portfolio Management Committee met seven times, and the Compliance Reports and Regulatory Matters Committee met eight times. The Closed-End Fund Committee was established after the fiscal year ended September 30, 2024. However, during the fiscal year ended September 30, 2024, the predecessor to the Closed-End Fund Committee, the Ad Hoc Committee for Closed-End Fund Matters, met nine times. Each Trustee attended at least 75% of such Board and Committee meetings on which he or she serves. None of the Trustees attended the Funds’ 2024 Annual Meeting of Shareholders.

12	Proxy Statement dated August 14, 2025

Each Committee of the Board of Trustees of each Fund is comprised of only noninterested Trustees. The respective duties and responsibilities of these Committees remain under the continuing review of each Governance Committee and the Board.

Messrs. Wennerholm (Chairperson), Gorman and Quinton and Ms. Stefani are members of each Audit Committee. Each Board has designated the former and current Chairpersons of the Audit Committee, Messrs. Gorman and Wennerholm, each a noninterested Trustee, as “audit committee financial experts” as that term is defined in the applicable SEC rules. Each Audit Committee member is independent under applicable listing standards of the NYSE American. The purposes of each Audit Committee are to (i) oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of each Fund’s financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, each Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) approve, prior to appointment, the engagement and, when appropriate, replacement of the independent auditors, and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of each Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of applicable SEC and stock exchange rules for inclusion in the proxy statement for the Annual Meeting of Shareholders of each Fund. Each Fund’s Board of Trustees has adopted a written charter for its Audit Committee, a copy of which is attached as Exhibit C. Each Audit Committee’s Report is set forth below under “Additional Information.”

Messrs. Gorman (Chairperson), Bowser, Quinton, Smith and Wennerholm, and Mses. Frost, Mosley, Stefani and Sutherland are members of the Contract Review Committee. The purposes of the Contract Review Committee are to consider, evaluate and make recommendations to the Board concerning the following matters: (i) contractual arrangements with each service provider to each Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services (if any) and administrative services; (ii) any and all other matters in which any of each Fund’s service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund or its shareholders; and (iii) any other matter appropriate for review by the noninterested Trustees, unless the matter is within the responsibilities of other Committees of the Board.

Messrs. Smith (Chairperson), Gorman and Wennerholm, and Mses. Frost and Mosley are members of the Portfolio Management Committee. The purposes of the Portfolio Management Committee are to: (i) assist the Board in its oversight of the portfolio management process employed by each Fund and their investment adviser and sub-adviser(s), if applicable, relative to the Funds’ stated objective(s), strategies and restrictions; (ii) assist the Board in its oversight of the trading policies and procedures and risk management techniques applicable to the Funds; and (iii) assist the Board in its monitoring of the performance results of all funds, giving special attention to the performance of certain funds that it or the Board of Trustees identifies from time to time.

Mses. Stefani (Chairperson) and Sutherland and Messrs. Bowser and Quinton are members of the Compliance Reports and Regulatory Matters Committee. The purposes of the Compliance Reports and Regulatory Matters Committee are to: (i) assist the Board in its oversight role with respect to compliance issues and certain other regulatory matters affecting the Funds; (ii) serve as a liaison between the Board of Trustees and the Funds’ CCO; and (iii) serve as a “qualified legal compliance committee” within the rules promulgated by the SEC.

Messrs. Quinton (Chairperson) and Bowser and Mses. Frost and Sutherland are members of the Closed-End Fund Committee. The purpose of the Committee is to assist the Board of the Eaton Vance Closed-End Funds on the oversight of the Closed-End Funds, including secondary market trading, capital structure, distribution policies and other matters as delegated by the Board.

Mses. Sutherland (Chairperson), Frost, Mosley and Stefani, and Messrs. Bowser, Gorman, Quinton, Smith and Wennerholm are members of the Governance Committee. Each Governance Committee member is independent under applicable listing standards of the NYSE American LLC or New York Stock Exchange (as applicable). The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board with respect to the structure, membership and operation of the Board and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board and the compensation of such persons.

13	Proxy Statement dated August 14, 2025

Each Fund’s Board has adopted a written charter for its Governance Committee, a copy of which is available on the Eaton Vance website, https://www.eatonvance.com/closed-end-fund-and-term-trust-documents.php. The Governance Committee identifies candidates by obtaining referrals from such sources as it deems appropriate, which may include current Trustees, management of the Fund, counsel and other advisors to the Trustees, and shareholders of the Funds who submit recommendations in accordance with the procedures described in the Committee’s charter. In no event shall the Governance Committee consider as a candidate to fill any vacancy an individual recommended by management of the Funds, unless the Governance Committee has invited management to make such a recommendation. The Governance Committee will, when a vacancy exists, consider a nominee for Trustee recommended by a shareholder, provided that such recommendation is submitted in writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Governance Committee’s procedures for evaluating candidates for the position of noninterested Trustee are set forth in an appendix to the Committee’s charter.

The Governance Committee does not have a formal policy to consider diversity when identifying candidates for the position of noninterested Trustee. Rather, as a matter of practice, the Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board. Six of the nine currently serving noninterested Trustees bring gender and/or racial diversity to the Board. In addition, as part of its annual self-evaluation, the Board has an opportunity to consider the diversity of its members, including specifically whether the Board’s members have the right mix of characteristics, experiences and skills. The results of the self-evaluation are considered by the Governance Committee in its decision-making process with respect to candidates for the position of noninterested Trustee.

Communications with the Boards of Trustees

Shareholders wishing to communicate with the relevant Fund Board may do so by sending a written communication to the Chairperson of the Board of Trustees, the Chairperson of any Committee of the Board of Trustees or to the noninterested Trustees as a group, at the following address: One Post Office Square, Boston, Massachusetts 02109, c/o the Secretary of the applicable Fund.

Remuneration of Trustees

Each noninterested Trustee is compensated for his or her services according to a fee schedule adopted by each Board of Trustees, and receives a fee that consists of an annual retainer and a committee service component. Each Fund pays each noninterested Trustee a pro rata share, as described below, of: (i) an annual retainer of $325,000; (ii) an additional annual retainer of $150,000 for serving as the Chairperson of the noninterested Trustees; (iii) an additional annual retainer of $82,500 for Committee Service; (iv) an additional annual retainer of $15,000 for serving on four or more Committees; (v) an additional annual retainer of $35,000 for serving as a Committee Chairperson (to be split evenly in the event of Co-Chairpersons); and (vi) out-of-pocket expenses. The pro rata share paid by each Fund is based on the Fund’s average net assets as a percentage of the average net assets of all the funds in the Eaton Vance family of funds. During the fiscal year ended September 30, 2024, the noninterested Trustees of each Fund earned the following compensation in their capacities as Trustees of each Fund. For the calendar year ended December 31, 2024, the noninterested Trustees earned the following compensation in their capacities as members of the Eaton Vance Fund Boards(1):

	Alan C. Bowser	Cynthia E. Frost	George J. Gorman	Valerie A. Mosley	Keith Quinton	Marcus L. Smith	Nancy Wiser Stefani	Susan J. Sutherland	Scott E. Wennerholm
California Municipal Bond Fund	$2,040	$2,040	$2,815	$2,221(2)	$2,185	$2,221	$2,117	$2,234	$2,298
New York Municipal Bond Fund	$1,649	$1,649	$2,276	$1,796(2)	$1,766	$1,796	$1,712	$1,806	$1,858
Total Compensation from Fund and Fund Complex(1)	$395,000	$395,000	$545,000	$430,000(3)	$420,000	$430,000	$410,000	$432,500	$445,000
(1)	As of July 14, 2025, the Eaton Vance fund complex consists of 123 registered investment companies or series thereof. The compensation schedule disclosed above reflects the current compensation, which may not have been in place for each Fund’s full fiscal year ended September 30, 2024 or the full calendar year ended December 31, 2024. Amounts do not include expenses reimbursed to Trustees for attending Board meetings, which in the aggregate amounted to $96,845 for the calendar year ended December 31, 2024. Mr. Mark R. Fetting, who served as a Trustee of the Funds since 2016 and Chairperson of the Board since 2025, passed away unexpectedly on August 9, 2025. For the fiscal year ended September 30, 2024, he received Trustee fees of $2,221 from California Municipal Bond Fund, and $1,796 from New York Municipal Bond Fund. For the calendar year ended December 31, 2024, he received $430,000 from the Funds and the Fund Complex.
(2)	Includes deferred compensation as follows: California Municipal Bond Fund: $157; and New York Municipal Bond Fund: $127.
(3)	Includes $30,000 of deferred compensation.

14	Proxy Statement dated August 14, 2025

Trustees of each Fund who are not affiliated with Eaton Vance may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the “Deferred Compensation Plan”). Under the Deferred Compensation Plan, an eligible Trustee may elect to have his or her deferred fees invested in the shares of one or more funds in the Eaton Vance family of funds, and the amount paid to the Trustees under the Deferred Compensation Plan will be determined based upon the performance of such investments. Deferral of Trustees’ fees in accordance with the Deferred Compensation Plan will have a negligible effect on the assets, liabilities, and net income of a participating Fund, and will not obligate a Fund to retain the services of any Trustee or obligate a Fund to pay any particular level of compensation to the Trustee. No Fund has a pension or retirement plan for its Trustees.

The Board unanimously recommends that shareholders vote “FOR” the election of the Trustee nominees of each Fund.

OTHER MATTERS

The Board knows of no business other than that identified in Proposal 1 and Proposal 2 of the Notice of Annual Meeting of Shareholders that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as proxies to vote on such matters in accordance with their judgment. Any proposal presented at the Annual Meeting that does not comply with each respective Fund’s By-Laws is expected to be ruled out of order.

Shareholders do not have appraisal rights in connection with either Proposal 1 or Proposal 2.

NOTICE TO BANKS AND BROKER/DEALERS

Each Fund has previously solicited all nominee and broker/dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please call (800) 399-1581, send an email to corporateservices@equiniti.com or forward such requests to EQ Fund Solutions, LLC, P.O. Box 500, Newark, NJ 07101.

ADDITIONAL INFORMATION

Audit Committee Report

Each Audit Committee reviews and discusses the audited financial statements with Fund management. Each Audit Committee also discusses with the independent registered public accounting firm the matters required to be discussed by SAS 61 (Communication with Audit Committees), as modified or supplemented. Each Audit Committee receives the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as modified or supplemented, and discusses with the independent registered public accounting firm their independence.

Based on the review and discussions referred to above, each Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Fund’s annual report to shareholders for filing with the SEC. As mentioned, each Audit Committee is currently comprised of Messrs. Wennerholm (Chairperson), Gorman and Quinton and Ms. Stefani.

Auditors, Audit Fees and All Other Fees

The Board members, including a majority of the noninterested Trustees, of each Fund have selected Deloitte & Touche LLP (“Deloitte”), 115 Federal Street, Suite 15, Boston, Massachusetts 02110-1894, as the independent registered public accounting firm for the Funds. Representatives of Deloitte are not expected to be present at the Annual Meeting, but have been given the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

Aggregate audit, audit-related, tax, and other fees billed to each Fund by the Fund’s independent registered public accounting firm for the relevant periods are set forth on Exhibit D hereto. Aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for the relevant periods to (i) each Fund by the Fund’s independent registered public accounting firm, and (ii) the Eaton Vance organization by the Fund’s independent registered public accounting firm are also set forth on Exhibit D hereto.

15	Proxy Statement dated August 14, 2025

Each Fund’s Audit Committee has adopted policies and procedures relating to the pre-approval of services provided by the Fund’s independent registered public accounting firm (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the Audit Committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the Audit Committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee. The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by each Fund’s Audit Committee at least annually. Each Fund’s Audit Committee maintains full responsibility for the appointment, compensation, and oversight of the work of the Fund’s independent registered public accounting firm.

Each Fund’s Audit Committee has considered whether the provision by the Fund’s independent registered public accounting firm of non-audit services to the Fund’s investment adviser, as well as any of its affiliates that provide ongoing services to the Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the independent registered public accounting firm’s independence.

Officers of the Funds

The officers of the Funds and their length of service are set forth below. The officers of the Funds hold indefinite terms of office. Because of their positions with Eaton Vance and their ownership of Morgan Stanley stock, the officers of the Funds will benefit from any advisory and/or administration fees paid by each Fund to Eaton Vance. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with Eaton Vance listed below.  References below to “EVM” are to California Municipal Bond Fund and “ENX” are to New York Municipal Bond Fund.  Information in the table below about an officer's position with a Fund and period as an officer are for all Funds unless otherwise noted.

Name and Year of Birth(1)	Fund Position(s)	Officer Since(2)	Principal Occupation(s) During Past Five Years(3)
KENNETH A. TOPPING 1966	President of EVM and ENX	2023	Vice President and Chief Administrative Officer of Eaton Vance and Boston Management and Research (“BMR”) and Chief Operating Officer for Public Markets at MSIM. Officer of 105 registered investment companies managed by Eaton Vance or BMR. Also Vice President of Calvert Research and Management (“CRM”) since 2021. Formerly, Chief Operating Officer for Goldman Sachs Asset Management ‘Classic’ (2009-2020).
DEIDRE E. WALSH 1971	Vice President and Chief Legal Officer	2021	Vice President of Eaton Vance and BMR. Officer of 123 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 45 registered investment companies advised or administered by CRM since 2021.
JAMES F. KIRCHNER 1967	Treasurer	2007	Vice President of Eaton Vance and BMR. Officer of 123 registered investment companies managed by Eaton Vance or BMR. Also Vice President of CRM and officer of 45 registered investment companies advised or administered by CRM since 2016.
NICHOLAS S. DI LORENZO 1987	Secretary	2022	Officer of 123 registered investment companies managed by Eaton Vance or BMR. Formerly, associate (2012-2021) and counsel (2022) at Dechert LLP.
LAURA T. DONOVAN 1976	Chief Compliance Officer	2024	Vice President of Eaton Vance and BMR. Officer of 123 registered investment companies managed by Eaton Vance or BMR.
(1)	The business address of each officer is One Post Office Square, Boston, Massachusetts 02109.
(2)	Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.
(3)	Includes both funds and portfolios in a hub and spoke structure.

Investment Adviser and Administrator

Eaton Vance, with its principal office at One Post Office Square, Boston, Massachusetts 02109, serves as the investment adviser and administrator to each Fund. Eaton Vance is an indirect, wholly-owned subsidiary of Morgan Stanley.

16	Proxy Statement dated August 14, 2025

Proxy Solicitation

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of the Board of each Fund will be borne ratably by the Funds.

Proxies will be solicited by mail and may be solicited in person or by telephone or facsimile by officers of each Fund, by personnel of the Eaton Vance organization, each Fund’s Trustees, by the transfer agent, Equiniti Trust Company, LLC, or by broker-dealer firms. The expenses associated with the solicitation of these proxies and with any further proxies will be borne by the applicable Fund. A written proxy may be delivered to a Fund or its transfer agent prior to the Annual Meeting by facsimile machine, graphic communication equipment or similar electronic transmission. The Funds will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated proxy solicitation costs are approximately $60,000 and will be paid by the Funds pro rata based on the number of shareholder accounts.

Tabulation and Voting Requirements

All proxy cards solicited by the Board that are properly executed and received by the Secretary prior to the Annual Meeting, and which are not revoked, will be voted at the Annual Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, with respect to Proposal 1, it will be voted “FOR” the Liquidation and, with respect to Proposal 2, it will be voted “FOR” each Trustee nominee specified on such proxy card. The approval of Proposal 1 requires the affirmative vote of a majority of the outstanding shares entitled to vote, in person or by proxy, at the Annual Meeting at which a quorum is present in person or by proxy. Accordingly, abstentions and broker non-votes (as described below) will have the effect of a negative vote on Proposal 1. The election of a Trustee requires the affirmative vote of a plurality of votes cast by the shareholders, in person or by proxy, at the Annual Meeting at which a quorum is present in person or by proxy. Proxies cannot be voted for a greater number of persons than the number of nominees named. For purposes of this vote on Proposal 2, a decision to withhold your vote (or a direction to your broker-dealer to do so) will be counted towards quorum, but will have no effect on the outcome of the Trustee election.

Broker-dealer firms holding shares of each respective Fund in “street name” for the benefit of their customers and clients are generally required to request the instructions of such customers and clients on how to vote their shares before the Annual Meeting. Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter. Each Fund understands that, under the rules of the NYSE American, if specific instructions from an underlying beneficial owner are not given to the broker, generally the broker will have discretion to vote such beneficial owner’s shares on routine matters, but will not have discretion to vote shares on non-routine matters. When the broker exercises its discretion to vote on routine matters, a broker non-vote still occurs with respect to the non-routine matters, since the broker does not have discretion to vote on such non-routine matters. Proposal 1 is considered a “non-routine” matter for which, under the rules of the NYSE American, uninstructed shares may not be voted by broker-dealers, but Proposal 2 is considered a “routine” matter, and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms on Proposal 2 in the discretion of such broker-dealer firms. As a result, because shareholders are being asked to vote on both Proposals, there may be broker non-votes received with respect to Proposal 1 at the Annual Meeting. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your shares without instruction. We urge you to provide instructions to your broker or nominee so that your votes may be counted.

A quorum requires the presence, in person or by proxy, of a majority of the outstanding shares of a Fund entitled to vote. The independent inspector of election will determine whether or not a quorum is present at the Annual Meeting. The independent inspector of election will treat all shares that are voted, votes to WITHHOLD and shares represented by “broker non-votes” as present for purposes of establishing a quorum for the Annual Meeting. In the event that a quorum is not present at the Annual Meeting, or if a quorum is present at the Annual Meeting but sufficient votes by the shareholders of the Fund in favor of one or both of the Proposals set forth in the Notice of this Annual Meeting are not received by September 23, 2025, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to one or both of the Proposals to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present or represented by proxy at the session of the Annual Meeting and entitled to vote on the Proposal to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote “FOR” the Liquidation with respect to Proposal 1 and “FOR” any Trustee nominee with respect to Proposal 2. The persons named as proxies will vote against any such adjournment those proxies that voted “AGAINST” the Liquidation with respect to Proposal 1 and “WITHHOLD AUTHORITY FOR ALL NOMINEES” (sometimes referred to as abstentions) with respect to Proposal 2. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund. Pursuant to Section 704 of the NYSE American Guide, each issuer listing common stock or voting preferred stock, and/or their equivalents, must hold an annual meeting of shareholders no later than one year after the end of the issuer’s fiscal year. Accordingly, the Annual Meeting may not be adjourned past September 30, 2025 with respect to Proposal 2 for each Fund.

17	Proxy Statement dated August 14, 2025

Pursuant to each Fund’s By-Laws, with respect to any election of Trustees other than a contested election, a nominee must receive the affirmative vote of a plurality of votes cast at any meeting at which a quorum is present to be elected. A plurality means that the three Trustee nominees receiving the greatest number of votes will be elected, even if they do not receive a majority of the votes cast. With respect to a contested election, a nominee must receive the affirmative vote of a majority of a Fund’s shares outstanding and entitled to vote with respect to such nominee in order to be elected. The By-Laws define a “contested election” as any election of Trustees in which the number of persons validly nominated for election as Trustees with respect to a given class or classes of Fund shares exceeds the number of Trustees to be elected with respect to such class or classes. See Proposal 2 for the vote required to elect Trustees at the Annual Meeting.

Each Fund’s By-Laws also provide that if an annual meeting (the “Current Annual Meeting”) is called for the purpose of considering the election of a Trustee whose term is expiring at the time of such annual meeting (an “Expiring Trustee”) or such Trustee’s successor, and the Expiring Trustee is not elected and such Expiring Trustee’s successor is not elected and qualified (in either case, because the required vote or quorum is not obtained, or otherwise), then such Trustee shall remain a member of the relevant class of Trustees, holding office until the annual meeting held in the third succeeding year following the year set for the Current Annual Meeting in the initial notice thereof and until the election and qualification of such Trustee’s successor, if any, or until such Trustee sooner dies, resigns, retires or is removed.

Each Fund will furnish without charge a copy of its most recent Annual and Semi-Annual Reports to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should call (800) 399-1581 or send an email to corporateservices@equiniti.com or write to the Fund c/o EQ Fund Solutions, LLC, P.O. Box 500, Newark, NJ 07101. Please note that only one Annual or Semi-Annual Report or this proxy statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. Shareholder reports are also available on the Eaton Vance website at https://funds.eatonvance.com/closed-end-fund-and-term-trust-documents.php.

SHAREHOLDER PROPOSALS

To be considered for presentation at a Fund’s 2026 Annual Meeting of Shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must be received at the Fund’s principal office c/o the Secretary of the Fund on or before April 16, 2026. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on June 25, 2026 and no earlier than the close of business on May 26, 2026. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

18	Proxy Statement dated August 14, 2025

EXHIBIT A

To the knowledge of each respective Fund, based on filings made on Schedules 13D and 13G pursuant to Sections 13(d) and 13(g), respectively, of the Exchange Act, as amended, the following shareholders own 5% or more of a Fund’s Common Shares.*

Fund Name and Title of Class	Name and Address of Owner	Aggregate Share Amount Owned	Percent
California Municipal Bond Fund – Common Shares	Saba Capital Management, L.P. Saba Capital Management GP, LLC Boaz R. Weinstein	4,265,041	17.29%
	Sit Investment Associates, Inc. Sit Fixed Income Advisors II, LLC 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	3,539,586	14.30%
New York Municipal Bond Fund – Common Shares	Saba Capital Management, L.P. Saba Capital Management GP, LLC Boaz R. Weinstein	3,625,556	20.19%
	Sit Investment Associates, Inc. Sit Fixed Income Advisors II, LLC 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	2,589,805	14.40%
*

Information in this table is based on filings made on or before July 14, 2025. To the knowledge of the Funds, no other person owned 5% or more of the outstanding Common Shares of the Funds as of such date. Owners of 25% or more of Common Shares of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

A-1

EXHIBIT B

PLAN OF LIQUIDATION AND TERMINATION

THIS PLAN OF LIQUIDATION AND TERMINATION (“Plan”) is made by [Eaton Vance California Municipal Bond Fund]/[Eaton Vance New York Municipal Bond Fund] (“Fund”), a Massachusetts business trust that is registered with the Securities and Exchange Commission as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

RECITALS

A. The Fund’s board of trustees (“Board,” and the members thereof, “Trustees”), including its Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, has unanimously determined to authorize and approve the termination and liquidation of the Fund, subject to approval by the Fund’s shareholders.

B. Based on the foregoing, the Board has unanimously approved this Plan.

PROVISIONS

ARTICLE 1. Liquidation and Termination; Trustees’ Powers

(a)           This Plan shall be effective on [ ], 2025, or such other date and time as may be determined by an officer of the Fund with the advice of counsel to the Fund (the “Effective Date”), following and contingent upon the approval of the liquidation by the Fund shareholders. [It is expected that [ ], 2025 will be the Fund’s last full day of trading on the NYSE American LLC (the “Listing Exchange”). Pursuant to this schedule, the Listing Exchange is expected to halt trading in shares of the Fund before the Listing Exchange opens on [ ], 2025. As of [ ] 2025, the Fund shall engage in no business except to wind up its operations and terminate.]

(b)           The proper officers of the Fund shall take all necessary and appropriate actions under the laws of the Commonwealth of Massachusetts, the Declaration of Trust and any other applicable law to effect the termination and liquidation of the Fund and to wind up its business.

(c)           On or after the Effective Date, all powers of the Trustees under the Declaration of Trust and the Fund’s By-laws, and all delegations of such powers or the performance thereof to officers and agents of the Fund, shall continue with respect to the Fund, including the powers to: (1) fulfill and/or discharge the Fund’s contracts, (2) collect the Fund’s assets, (3) sell, convey, assign, exchange, transfer, and/or otherwise dispose of all or any part of the Fund’s remaining property to one or more persons at public or private sale for consideration that may consist in whole or in part of cash, securities, or other property of any kind, (4) discharge and/or pay the Fund’s liabilities, (5) prosecute, settle, and/or compromise claims of the Fund or to which it is subject, (6) file final state and federal tax returns for the Fund, (7) mail notice to all known creditors and employees, if any, of the Fund, at their respective addresses shown on the Fund’s records, and (8) suspend and delist the Fund from trading on the Listing Exchange and (9) do all other acts necessary or appropriate to wind up the Fund’s business.

ARTICLE 2. Filings with Governmental Authorities

The proper officers of the Fund shall take all necessary and appropriate actions to prepare and file or cause to be prepared and filed with governmental and regulatory authorities, including the Securities and Exchange Commission, the Internal Revenue Service (“IRS”) and the Commonwealth of Massachusetts, all such agreements, documents, notices and undertakings, including necessary tax clearance certificates and IRS Form 966 (entitled “Corporate Dissolution or Liquidation”), as may be required to effect the liquidation and termination of the Fund.

ARTICLE 3. Declaration of Dividend

As part of the Plan, with the intention to eliminate all liability of the Fund for corporate-level U.S. federal income and excise tax imposed pursuant to the Internal Revenue Code of 1986, as amended (the "Code"), the Fund may declare one or more dividends as the Treasurer of the Trust, or his or her delegate, may deem necessary or appropriate, taking into account all Fund distributions occurring with respect to the relevant taxable year that qualify for the dividends paid deduction under section 561 of the Code, to distribute: (a) all of the Fund’s investment company taxable income and net tax-exempt income (in each case determined without regard to the dividends paid deduction) and net capital gain (as defined by the Code) for: (i) the taxable year of the Fund through and including the date of the final Liquidating Distribution, and (ii) any prior taxable year in respect of which, at the time of declaration and payment, the Fund was eligible to declare and pay a spillback dividend under section 855(a) of the Code; and (b) such additional amount, if any, as is required to avoid the imposition of the excise tax described in Section 4982 of the Code, to be payable on or before the date of the final Liquidating Distribution, to the shareholders of record of the Fund as of such date as the Treasurer of the Trust shall determine. For purposes of the foregoing, the total and per share amounts of such dividends, if required, shall be determined by the Treasurer of the Trust and such determinations shall be binding and conclusive for all purposes.

B-1

ARTICLE 4. Liquidation Procedures

(a)           For purposes of the liquidation of the Fund, the Fund shall apply its assets to the payment of all its existing debts and obligations, including necessary expenses of its liquidation and termination.

(b)           On or after the Effective Date, any portion of the Fund’s portfolio securities may be converted to cash or cash equivalents in connection with the implementation of this Plan. As soon as it is reasonable and practicable after the Effective Date, all of the assets of the Fund remaining after: (1) paying or adequately providing for the payment of the Fund’s liabilities, (2) receiving releases, indemnities, and refunding agreements the proper officers of the Fund deem necessary for the Fund’s protection, and (3) giving effect to any dividends declared pursuant to Article 3 above, such officers shall cause the Fund’s remaining assets to be distributed in one or more (if necessary) distributions of cash to its shareholders of record (each, a “Shareholder”) as of 4:01 p.m. on [ ], 2025 (the “Record Date”) in redemption and cancellation of their Fund shares (each, a “Liquidating Distribution”). Each Shareholder’s interest in the Fund shall be fixed and the Fund’s books shall be closed on the Record Date. The amount of the Liquidating Distribution to each Shareholder shall be in proportion to the number of Fund shares held by such Shareholder on the Record Date.

(c)           The primary Liquidating Distribution (the “Primary Liquidating Distribution”) shall occur on or about [ ], 2025 (the “Primary Liquidation Date”) and is expected to represent all or substantially all the net assets of the Fund. If necessary, as soon as it is reasonable and practicable after the Primary Liquidating Distribution, (1) all portfolio securities and other investments of the Fund not already converted to cash or cash equivalents (if any) shall be converted to cash or cash equivalents and (2) the Fund’s net assets shall be distributed to Shareholders through one or more subsequent Liquidating Distribution(s) after payment of any remaining unpaid obligations and liabilities of the Fund, with distributions made in the order of priority set forth in paragraph 4(b) above. Upon completion of the final Liquidating Distribution, all of the Fund’s Shares shall be deemed cancelled. Payment of the final Liquidating Distribution, if required, shall occur within 24 months following the date of adoption of this Plan.

(d)           In the event any Shareholder(s) to whom distributions pursuant to paragraph (b) and/or (c) are payable cannot be located, or in the event assets of the Fund were not able to be converted to cash or cash equivalents, the proper officers of the Fund may create, in the name and on behalf of the Fund, a trust with a financial institution and, subject to applicable abandoned property laws, deposit any remaining Fund assets in such trust for the benefit of the relevant Shareholder(s). The expenses of such trust shall be charged against the assets thereof.

ARTICLE 5. Receipt of Cash or Other Distributions After the final Liquidating Distribution

Following the final Liquidating Distribution, if the Fund receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the final Liquidating Distribution, except as otherwise described below, such cash or other distribution (net of all expenses associated with effecting the disposition of such cash or distribution) will be disbursed in the following manner, provided that the officers of the Fund determine it is cost effective to do so:

(a)           The Fund will determine the Shareholders of record of the Fund as of the Record Date.

(b)           The Fund will then identify the Shareholders of record as of the Record Date who would be entitled to a pro rata share of the cash or distribution received by the Fund, consistent with the order of priority set forth in paragraph 4(b) above.

(c)           The Fund will then be responsible for disbursing to each such Shareholder of record, identified in accordance with paragraph 5(b) above, their pro rata portion of the cash.

In such event the officers determine that distribution of any such amounts is impracticable due to the cost of doing so, the officers shall present a proposal for the disposition of such amounts to the Board for consideration.

B-2

ARTICLE 6. Amendment of this Plan

Except as otherwise provided in this Article 6, this Plan may be amended by the proper officers of the Fund as they, with the advice of counsel, may deem necessary or appropriate to effect the termination and liquidation of the Fund. The terms of this Plan with respect to liquidating distributions may be amended only by the Board.

The officers of Eaton Vance Management are authorized and directed to make, execute and deliver such agreements, conveyances, assignments, transfers, certificates and other documents and take such other action as they deem necessary or desirable in order to carry out the provisions of this Plan and effect the complete liquidation and termination of the Fund and the redemption of its outstanding shares.

ARTICLE 7. Additional Tax Matters

This Plan is intended to, and shall, constitute a plan of liquidation constituting the complete liquidation of the Fund, as described in Section 331 or Section 332 of the Code, as applicable, and Section 562(b) of the Code.

ARTICLE 8. Expenses

Except as provided in Article 4, paragraph (d), the Fund shall bear all the expenses incurred in connection with carrying out this Plan, including the cost of liquidating the Fund’s assets and terminating its existence.

In WITNESS WHEREOF, the undersigned, duly authorized officer of the Fund has executed this Plan on the [ ] day of [ ], 2025.

________________________________

Name: Nicholas S. Di Lorenzo

Title: Secretary

B-3

EXHIBIT C

EATON VANCE FUNDS

AUDIT COMMITTEE CHARTER

I. Purposes of the Committee.

The Board of Trustees or Directors (the “Board”) of each registered investment company or series thereof (each, a “Fund” and collectively, the “Funds”) advised by Eaton Vance Management or its affiliate, Boston Management and Research (collectively, “Eaton Vance”), has established an Audit Committee of the Board (the “Committee”) and has approved this Charter for the operation of the Committee. The purposes of the Committee are as follows:

1.	To oversee each Fund’s accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers;
2.	To oversee or, as appropriate, assist the Board in its oversight of the quality and integrity of the Funds’ financial statements and the independent audits thereof;
3.	To oversee or, as appropriate, assist the Board in its oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, independent audits, and valuation of investments;
4.	To approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accountants (“independent auditors”), and, if applicable, nominate independent auditors to be proposed for shareholder ratification in any proxy statement of a Fund;
5.	To evaluate or, as appropriate, assist the Board in its evaluation of the qualifications, independence and performance of the independent auditors and the audit partner in charge of leading the audit; and
6.	To prepare, as necessary, such audit committee reports as are required to be prepared by applicable Securities and Exchange Commission (“SEC”), NYSE American LLC (“NYSE American,” formerly NYSE MKT LLC) and New York Stock Exchange rules, for inclusion in the proxy statement for the annual meeting of shareholders of a Fund.

The primary function of the Committee is oversight. The Committee is not responsible for managing the Funds or for performing tasks that are delegated to the officers of any Fund, any investment adviser to a Fund, the custodian of a Fund, and other service providers for the Funds, including the independent auditors, and nothing in this Charter shall be construed to reduce the responsibilities or liabilities of management or the Funds’ service providers. It is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting. Specifically, management is responsible for: (1) the preparation, presentation and integrity of the financial statements of each Fund; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter, and shall report directly to the Committee. In performing its oversight function, the Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditors and such experts, advisors and professionals as may be consulted by the Committee.

II. Composition of the Committee.

The Committee shall be comprised of at least three members appointed by the Board, which shall also determine the number and term, if any, of such members, in each case upon the recommendation of the Governance Committee of the Board. All members of the Committee shall be Trustees or Directors who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any Fund or of the investment adviser, sub-adviser or principal underwriter of any Fund (each, an “Independent Trustee,” and collectively, the “Independent Trustees”). In the event that a resignation, retirement, removal or other event or circumstance causes the number of Committee members to fall below the minimum set forth above, the Committee shall nevertheless be authorized to take any and all actions otherwise permitted under this Charter pending the appointment, within a reasonable time, of one or more Independent Trustees to fill the vacancy created thereby.

C-1

The following requirements shall also be satisfied with respect to the membership and composition of the Committee:

1.	each member of the Committee shall have no material relationship that would interfere with the exercise of his or her independent judgment;
2.	no member of the Committee shall receive any compensation from a Fund except compensation for service as a member or Chairperson of the Board or of a committee of the Board;
3.	each member of the Committee shall also satisfy the Committee membership requirements imposed under the applicable rules of NYSE American and New York Stock Exchange (and any other national securities exchange on which a Fund’s shares are listed), as in effect from time to time, including with respect to the member’s former affiliations or employment and financial literacy;
4.	at least one member of the Committee must have the accounting or related financial management expertise and/or financial sophistication required under applicable rules of the NYSE American and New York Stock Exchange; and
5.	unless it determines that no member of the Committee qualifies as an audit committee financial expert as defined in Item 3 of Form N-CSR, the Board will identify one (or in its discretion, more than one) member of the Committee as an audit committee financial expert.

III. Meetings of the Committee.

Meetings of the Committee shall be held, upon reasonable notice, at such times (but not less frequently than annually with respect to each Fund), at such places or virtually, and for such purposes (consistent with the purposes of the Committee set forth in this Charter) as may be determined from time to time by the Committee, the Chairperson of the Committee, the Board or the Chairperson of the Board. The Committee shall periodically meet separately with any independent auditors rendering reports to the Committee. A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting, and the decision of a majority of the members present and voting at a meeting at which a quorum is present shall determine any matter submitted to a vote. The Committee may adopt such procedures or rules not otherwise inconsistent with the terms of this Charter as it deems appropriate to govern its conduct under this Charter, which procedures or rules, if any, shall be included as an appendix to this Charter. Notices of all meetings of the Committee shall be provided to all Independent Trustees and all Independent Trustees shall be entitled to attend such meetings. Materials provided to the members of the Committee in connection with meetings of the Committee shall be made available to each Independent Trustee.

IV. Chairperson of the Committee.

A member of the Committee shall be appointed Chairperson of the Committee by the Board, upon the recommendation of the Governance Committee, for a term of not more than four years, and such member may serve as Chairperson of the Committee for more than one term. The Chairperson of the Committee, or another member of the Committee designated by the Chairperson shall preside at meetings of the Committee. The Chairperson of the Committee shall be authorized to determine the agenda of such meetings, the materials to be provided in connection with such meetings, the topics to be discussed, the amount of time to be devoted to such topics and the order in which the topics are to be addressed. The Chairperson of the Committee may from time to time establish one or more working groups comprised of members of the Committee to assist the Chairperson and the Committee in performing their duties and responsibilities, and shall promptly notify the Chairperson of the Board upon the establishment of any such working group. The Chairperson of the Committee shall provide oral or written reports to the Board at regular meetings of the Board regarding the activities of the Committee (and any working group thereof), including any approval by the Chairperson of the Board of expenditures by the Committee not previously reported to the Board. The Chairperson of the Committee shall be primarily responsible for interfacing with the Chairperson of the Board and with the Chairperson of each other committee of the Board with respect to matters potentially affecting the activities of the Committee. The Chairperson of the Committee shall also be primarily responsible, on behalf of the Committee, for interfacing with those individuals identified by Eaton Vance from time to time as being primarily responsible for responding to requests of the Committee. The Board may, upon the recommendation of the Governance Committee, appoint a Vice-Chairperson of the Committee with the power and authority to perform any or all of the duties and responsibilities of the Chairperson of the Committee in the absence of the Chairperson of the Committee and/or as requested by the Chairperson of the Committee. The Chairperson and Vice-Chairperson, if any, of the Committee shall receive such compensation as is determined from time to time by the Board upon the recommendation of the Governance Committee.

C-2

V. Duties and Responsibilities of the Committee.

To carry out its purposes, the Committee shall have the following duties and responsibilities:

1.	With respect to each Fund the securities of which are listed on a national securities exchange, to meet to review and discuss with management and the independent auditors the audited financial statements and other periodic financial statements of the Fund (including the Fund’s specific disclosures under the item “Management’s Discussion of Fund Performance”); provided that discussion with the independent auditors shall not be required with respect to any periodic financial statement of the Fund that was not the subject of a review by such auditors.
2.	To consider the results of the examination of the Fund’s financial statements by the independent auditors, the independent auditors’ opinion with respect thereto, and any management letter issued by the independent auditors.
3.	To review and discuss with the independent auditors: (a) the scope of audits and audit reports and the policies relating to internal auditing procedures and controls and the accounting principles employed in the Fund’s financial reports and any proposed changes therein; (b) the personnel, staffing, qualifications and experience of the independent auditors; and (c) the compensation of the independent auditors.
4.	To review and assess the performance of the independent auditors and to approve, on behalf of the Board, the engagement and compensation of the independent auditors and to recommend the appointment and selection to the Board for approval. Approval by the Committee shall be in addition to any approval required under applicable law by a majority of the members of the Board who are not “interested persons” of the Fund as defined in Section 2(a)(19) of the 1940 Act. In performing this function, the Committee shall: (a) discuss with the independent auditors matters bearing upon the qualifications of such auditors as “independent” under applicable standards of independence established from time to time by the SEC, the Public Company Accounting Oversight Board and other regulatory authorities; and (b) secure from the independent auditors the information required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as in effect from time to time. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.
5.	To pre-approve: (a) audit and non-audit services provided by the independent auditors to the Fund; and (b) non-audit services provided by the independent auditors to the adviser or any other entity controlling, controlled by or under common control with the adviser that provides on-going services to the Fund (“Adviser Affiliates”) if the engagement of the independent auditors relates directly to the operations and financial reporting of the Fund, as contemplated by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the rules issued by the SEC in connection therewith (except, in the case of non-audit services provided to the Fund or any Adviser Affiliate, those within applicable de minimis statutory or regulatory exceptions), and to consider the possible effect of providing such services on the independence of the independent auditors.
6.	To adopt, if and to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the audit or non-audit services referred to above, including policies and procedures by which the Committee may delegate to one or more of its members authority to grant such pre-approval on behalf of the Committee (subject to subsequent reporting to the Committee). Separate and apart from any such policies and procedures, the Committee hereby delegates to each of its members the authority to pre-approve any non-audit services referred to above between meetings of the Committee, provided that: (i) all reasonable efforts shall be made to obtain such pre-approval from the Chairperson of the Committee or a Vice-Chairperson, if any, prior to seeking such pre-approval from any other member of the Committee; and (ii) all such pre-approvals shall be reported to the Committee not later than the next meeting thereof.
7.	To consider the controls implemented by the independent auditors and any measures taken by management to ensure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion.
C-3

8.	To timely receive reports from such independent auditors of: (i) all critical accounting policies and practices used by the Fund (or, in connection with any update, any changes in such accounting policies and practices), (ii) any material alternative accounting treatments within GAAP that have been discussed with management since the last annual report or update, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (iii) all other material written communications between the independent auditors and the management of the Fund since the last quarterly report or update, (iv) a description of all non-audit services provided, including fees associated with the services, to any fund complex of which the Fund is a part since the last annual report or update that was not subject to the pre-approval requirements as discussed above; and (v) any other matters of concern relating to the Fund’s financial statements, including any uncorrected misstatements (or audit differences) whose effects management believes are immaterial, both individually and in aggregate, to the financial statements taken as a whole.
9.	To review and discuss with the independent auditors the matters required to be communicated with respect to the Fund pursuant to applicable auditing standards, as in effect from time to time, and to receive such other communications or reports from the independent auditors (and management’s responses to such reports or communications) as may be required under applicable listing standards of the national securities exchanges on which the Fund’s shares are listed, including a report describing: (1) the internal quality-control procedures of the independent auditors, any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional regulatory authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and (2) all relationships between the independent auditors and the Fund and any other relationships or services that may impact the objectivity and independence of the independent auditors. To the extent unresolved disagreements exist between management and the independent auditors regarding the financial reporting of the Fund, it shall be the responsibility of the Committee to resolve such disagreements.
10.	To consider, at least annually, whether to concur with the independent auditors’ conclusion that providing certain categories of non-assurance services to the Adviser and or to any entity that controls the Adviser have not created and will not create a threat to the firm’s independence as auditor of the Funds pursuant to the International Ethics Standards Board for Accountants (“IESBA”). Prior to providing any non-assurance services to the Adviser or to any entity that controls the Adviser as to which the Committee has not previously provided its pre-concurrence, the independent auditors will inform the Committee or its Chairperson and seek such pre-concurrence from the Committee or its Chairperson. Any pre-concurrence by the Chairperson shall be reported to the Committee not later than the next meeting thereof.
11.	To consider and review with the independent auditors any reports of audit problems or difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto.
12.	To establish hiring policies for employees or former employees of the independent auditors who will serve as officers or employees of the Fund, a copy of which is attached as Appendix B.
13.	With respect to each Fund the securities of which are listed on a national securities exchange, to: (a) provide a recommendation to the Board regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund; and (b) prepare an audit committee report consistent with the requirements of applicable regulations under Regulation S-K for inclusion in the proxy statement for the Fund’s annual meeting of shareholders.
14.	To discuss generally the Fund’s earnings releases, as well as financial information and guidance provided to analysts and rating agencies, in the event a Fund issues any such releases or provides such information or guidance. Such discussions may include the types of information to be disclosed and the type of presentation to be made. The Committee need not discuss in advance each earnings release or each instance in which earnings guidance may be provided.
15.	To consider the Funds’ major financial risk exposures and the steps management has taken to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken.
16.	To review periodically, and at the request of the Board, the financial condition of Eaton Vance and its affiliates.
C-4

17.	To review periodically, and at the request of the Board, certain other service providers and vendors, including, but not limited to, the Funds’ custodians, pricing vendors and sub-transfer agents.
18.	To review and report to the Board with respect to any material accounting, tax, valuation, or record-keeping issues that may affect the Fund, its respective financial statements or the amount of their dividend or distribution rates.
19.	To establish procedures for: (a) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (b) the confidential, anonymous submission by employees of the Fund or its service providers (including its investment advisers, administrators, principal underwriters and any other provider of accounting related services to the Fund) of concerns regarding questionable accounting or auditing matters, a copy of which is attached as Appendix A.
20.	To direct and supervise investigations with respect to the following: (a) evidence of fraud or significant deficiencies in the design or implementation of internal controls reported to the Committee by the principal executive or financial officers of the Fund pursuant to the requirements of the Sarbanes-Oxley Act and related rules; and (b) any other matters within the scope of this Charter, including the integrity of reported facts and figures, ethical conduct, and appropriate disclosure concerning the financial statements of the Funds.
21.	To review periodically, and at the request of the Board, the processes in place relating to fraud prevention and detection. 22. To review and discuss with Eaton Vance and the independent auditors, and other key service providers, if the Committee deems appropriate, matters relating to the valuation of investments and recommend to the Board policies and procedures for valuing portfolio securities of the Fund, to oversee Eaton Vance’s valuation processes, to receive and review annual, quarterly, and ad-hoc reporting regarding Eaton Vance’s valuation processes, and to report to the Board regarding such items, consistent with Eaton Vance Group of Funds Valuation Policies and Procedures.
23.	To coordinate its activities with the other committees of the Board as necessary or appropriate to carry out its purposes effectively and efficiently, and to communicate with such other committees regarding matters that the Committee or such other committees may wish to consider in exercising their respective powers.
24.	To review the adequacy of this Charter and evaluate the Committee’s performance of its duties and responsibilities hereunder at least annually, and to make recommendations to the Board for any appropriate changes or other action.
25.	To take such other actions as may be requested by the Board or Chairperson of the Board from time to time consistent with carrying out the purposes of the Committee.

VI. Powers and Authority of the Committee.

In performing its duties and responsibilities, the Committee shall have the following powers and authority:

1.	To make recommendations to the Board with respect to any of the foregoing matters and such other matters as the Committee may determine to be necessary or appropriate to carry out its purposes, including recommendations with respect to industry trends, leading practices and educational or training opportunities for Independent Trustees to enhance the Board’s understanding of such matters.
2.	To exercise such additional powers as from time to time may be authorized by the Board.

VII. Resources of the Committee.

The Committee shall have the resources appropriate to exercise its powers and fulfill its responsibilities hereunder. Subject to the prior approval of the Board or the Chairperson of the Board, the Committee may engage counsel, consultants and other experts, at the expense of the Funds, and may determine the appropriate levels of funding for payment of compensation to such counsel, consultants and other experts, as well as the ordinary administrative expenses necessary or appropriate in exercising its powers and fulfilling its responsibilities under this Charter, including the reasonable costs of specialized training for Committee and Board members. The Committee may access directly such officers and employees of the Funds, Eaton Vance and the Funds’ other services providers, as it deems necessary or desirable in accordance with such communication protocols, if any, as may be established from time to time by the Board.

February 5, 2025

C-5

EXHIBIT D

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEE INFORMATION

The following table presents the aggregate fees billed to each Fund for the fiscal years ended September 30, 2024 and September 30, 2023 by the independent registered public accounting firm for professional services rendered for the audit of each Fund’s annual financial statements and fees billed for other services rendered by the independent registered public accounting firm during these periods. No services described in the table below were approved by a Fund’s Audit Committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

	AUDIT FEES		AUDIT-RELATED FEES(1)		TAX FEES(2)		ALL OTHER FEES(3)		TOTAL
	Fiscal Year Ended 9/30/24	Fiscal Year Ended 9/30/23	Fiscal Year Ended 9/30/24	Fiscal Year Ended 9/30/23	Fiscal Year Ended 9/30/24	Fiscal Year Ended 9/30/23	Fiscal Year Ended 9/30/24	Fiscal Year Ended 9/30/23	Fiscal Year Ended 9/30/24	Fiscal Year Ended 9/30/23
California Municipal Bond Fund	$76,600	$82,200	$0	$0	$0	$0	$0	$0	$76,600	$82,550
New York Municipal Bond Fund	$76,600	$80,900	$0	$0	$0	$0	$0	$0	$76,600	$81,250
(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the independent registered public accounting firm relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the independent registered public accounting firm other than audit, audit-related, and tax services.

The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to each Fund for the Fund’s last two fiscal years ended September 30, 2024 and September 30, 2023 by the independent registered public accounting firm; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed by each Fund’s independent registered public accounting firm for services rendered to Eaton Vance and any entity controlling, controlled by or under common control with Eaton Vance that provides ongoing services to each Fund for each of the two fiscal years ended September 30, 2024 and September 30, 2023.

	Fiscal Year Ended 9/30/24	Fiscal Year Ended 9/30/23
California Municipal Bond Fund	$0	$0
New York Municipal Bond Fund	$0	$0
Eaton Vance	$18,490	$52,836
D-1

Eaton Vance

# PROXY CARD

**SIGN, DATE AND VOTE ON THE REVERSE SIDE**

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

**SHAREHOLDER'S REGISTRATION PRINTED HERE**

*****BOXES FOR TYPESETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided.
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line.
4. By **PHONE** with a live operator when you call toll-free (800) 399-1581 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

**CONTROL NUMBER** **12345678910**

# Eaton Vance California Municipal Bond Fund

The undersigned, revoking prior proxies, hereby appoints NICHOLAS S. DI LORENZO, JAMES F. KIRCHNER, DEIDRE E. WALSH, DAN A. MAALOULY, and KENNETH A. TOPPING, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Annual Meeting of Shareholders (the "Annual Meeting") of Eaton Vance California Municipal Bond Fund (the "Fund") to be held at One Post Office Square, Boston, Massachusetts 02109, on September 23, 2025, at 11:30 a.m. Eastern Time, or at any and all adjournments or postponements thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

**Do you have questions?** If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 399-1581**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on September 23, 2025. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/EatonVance/docs/EVM_ENX.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

161018121_4

**Eaton Vance California Municipal Bond Fund**

# PROXY CARD

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy Card (reverse side). If the shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Fund's Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Annual Meeting.

**THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

| | | FOR | AGAINST | ABSTAIN |
|---|---|---|---|---|
| 1. | To approve the liquidation and termination of the Fund pursuant to the Plan of Liquidation and Termination adopted by the Board of Trustees of the Fund. | O | O | O |
| | | FOR | WITHHOLD | |
| 2. | To elect three Class II Trustees | | | |
| | a. Cynthia E. Frost | O | O | |
| | b. Nancy Wiser Stefani | O | O | |
| | c. Scott E. Wennerholm | O | O | |
| 3. | To consider and act upon any other matters that may properly come before the Annual Meeting and any adjourned or postponed session thereof. | | | |

Your vote is important. If you are unable to attend the Annual Meeting, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Annual Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Annual Meeting.

## THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

161018121_4

Eaton Vance

# PROXY CARD

**SIGN, DATE AND VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

**SHAREHOLDER'S REGISTRATION PRINTED HERE**

*****BOXES FOR TYPESETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

## PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided.

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line.

4. By **PHONE** with a live operator when you call toll-free (800) 399-1581 Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

**CONTROL NUMBER** **12345678910**

## Eaton Vance New York Municipal Bond Fund

The undersigned, revoking prior proxies, hereby appoints NICHOLAS S. DI LORENZO, JAMES F. KIRCHNER, DEIDRE E. WALSH, DAN A. MAALOULY, and KENNETH A. TOPPING, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Annual Meeting of Shareholders (the "Annual Meeting") of Eaton Vance New York Municipal Bond Fund (the "Fund") to be held at One Post Office Square, Boston, Massachusetts 02109, on September 23, 2025, at 11:30 a.m. Eastern Time, or at any and all adjournments or postponements thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

---

**Do you have questions?** If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 399-1581**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Annual Meeting of Shareholders to Be Held on September 23, 2025. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/EatonVance/docs/EVM_ENX.pdf

---

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

161018169_4

Eaton Vance New York Municipal Bond Fund

# PROXY CARD

**YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.** The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy Card (reverse side). If the shares are held jointly, each holder should sign this Proxy Card. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Fund's Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Annual Meeting.

**THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.**

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

| | | FOR | AGAINST | ABSTAIN |
|---|---|---|---|---|
| 1. | To approve the liquidation and termination of the Fund pursuant to the Plan of Liquidation and Termination adopted by the Board of Trustees of the Fund. | ○ | ○ | ○ |
| | | **FOR** | **WITHHOLD** | |
| 2. | To elect three Class II Trustees | | | |
| | a. Cynthia E. Frost | ○ | ○ | |
| | b. Nancy Wiser Stefani | ○ | ○ | |
| | c. Scott E. Wennerholm | ○ | ○ | |
| 3. | To consider and act upon any other matters that may properly come before the Annual Meeting and any adjourned or postponed session thereof. | | | |

Your vote is important. If you are unable to attend the Annual Meeting, we urge you to complete, sign, date and return this proxy card using the enclosed postage prepaid envelope. Your prompt return of the proxy will help assure a quorum at the Annual Meeting and avoid additional expenses associated with further solicitation. Sending in your proxy will not prevent you from personally voting your shares at the Annual Meeting.

## THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

161018169_4